Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT COM0041-08

between

EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

and

CANELA INVESTMENTS LLC

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CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENTS

“A” –	AIRCRAFT CONFIGURATION

“A2” –	[*****] AIRCRAFT CONFIGURATION

“A3” –	[*****] AIRCRAFT CONFIGURATION

“A4” –	[*****] AIRCRAFT CONFIGURATION

“B” –	FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Exhibit 1 to Attachment B (LIST OF TECHNICAL PUBLICATIONS)

Exhibit 2 to Attachment B (SPECIAL INSURANCE CLAUSES)

“C” –	WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

“D” –	PRICE ESCALATION FORMULA

“E1”	E195 AIRCRAFT PERFORMANCE GUARANTEE

“E2”	[*****] AIRCRAFT PERFORMANCE GUARANTEE

“E3”	[*****] AIRCRAFT PERFORMANCE GUARANTEE

“E4”	[*****] AIRCRAFT PERFORMANCE GUARANTEE

“F”	DISPATCH RELIABILITY GUARANTEE

“G”	SERVICE LIFE GUARANTEE

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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PURCHASE AGREEMENT COM0041-08

THIS AGREEMENT IS ENTERED INTO THIS 11TH DAY OF MARCH 2008, BY AND BETWEEN EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A. AND CANELA INVESTMENTS LLC, FOR THE PURCHASE AND SALE OF EMBRAER AIRCRAFT.

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF CANELA INVESTMENTS LLC AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

1.	INTERPRETATION

1.1 Definitions

For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1.1 “Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.1.2 “AD’s”: shall mean effective Airworthiness Directives issued by either the ANAC or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.1.3 “Agreement” or “Purchase Agreement”: shall mean this purchase agreement.

1.1.4 “Aircraft”: shall mean the EMBRAER 195 LR (certification designation ERJ 190-200 LR aircraft manufactured by Embraer according to Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.5 “Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.1.6 “Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.1.7 “Airworthiness Authority”: shall mean the Brazilian Civil Aviation Authority – Agência Nacional de Aviação Civil (“ANAC”) or such other entity in Brazil from time to time charged with the administration of civil aviation.

1.1.8 “Business Day(s)”: shall mean a day on which banks are open for business in São José dos Campos, and São Paulo in Brazil, and in New York in the United States of America.

1.1.9 “Buyer”: shall mean Canela Investments LLC, a limited liability company organized and existing under the laws of Delaware with its principal place of business at 2975 West Executive Park Way, 2nd floor, Suite 174, Lehi, UT 84043, USA.

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1.1.10 “Contractual Delivery Date”: shall mean a date within the month indicated in Article 5 on which an Aircraft is scheduled to be tendered to Buyer for inspection and subsequent acceptance and delivery. Except as otherwise expressly indicated differently elsewhere in this Agreement, such date shall be deemed to be the last day of the month indicated in Article 5.

1.1.11 “Conversion Aircraft”: shall mean [*****] that Buyer may have the right to purchase in accordance with Article 23 of this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.12 “Day(s)”: shall mean calendar days.

1.1.13 “Embraer”: shall mean Embraer - Empresa Brasileira de Aeronáutica S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.1.14 “Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.1.15 “FAF”: shall mean delivery of an Aircraft in fly-away-factory condition (similar to Ex-Works condition - Incoterms 2000 - flying from the place designated in Article 5 and cleared for export by Embraer).

1.1.16 [*****]: shall mean the aggregate [*****] referred to in Article 4.1.1.

1.1.17 “LIBOR”: for purposes of calculating any rate under this Agreement for any period for which the same is to be established, shall mean a rate per annum equal to the US$ Six-Month LIBOR published or reported by the Telerate Channel (Reference: Telerate page 3570) at 11:00 a.m. London time, in the London interbank market on the first day of such period (or if such date is not a London business day, the immediately preceding London business day) for a period of six (6) months (or such other relevant period) and in an amount comparable to the amount for which such rate is to be established. For purposes of this definition, “London business day” means any day excluding Saturday, Sunday and any day on which commercial banks in London, England are authorized or required by law to remain closed.

1.1.18 “Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.1.19 “Mandatory Service Bulletins”: shall mean the mandatory service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to under Article 11.4.

1.1.20 “Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.1.21 “Option Aircraft” shall be the additional EMBRAER 195 aircraft that Buyer shall have the option to purchase as per the terms of Article 21.

1.1.22 “Parties”: shall mean Embraer and Buyer.

1.1.23 “Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.1.24 “Purchase Right Aircraft”: shall have the meaning set out in Article 22.

1.1.25 “Scheduled Inspection Date”: shall mean the date on which a certain Aircraft hereunder is available for inspection and acceptance by and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.1.26 “Services”: shall mean the familiarization and [*****] for the Aircraft, part of the Product Support Package, as specified in Article 2.3 of Attachment “B”.

1.1.27 “Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 and listed in Exhibit 1, both to Attachment “B”.

1.1.28 “USD” or “US$”: shall mean the legal currency of the United States of America.

1.1.29 “Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer for use on or in connection with the Aircraft.

1.1.30 “Working Day(s)”: shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

1.2 Construction

In this Agreement unless otherwise expressly provided:

1.2.1 words importing the plural shall include the singular and vice versa,

1.2.2 a reference to an Article, Attachment or Exhibit is a reference to an Article, Attachment or Exhibit to this Agreement, and

1.2.3 the headings in this Agreement are to be ignored in construing this Agreement.

2.	SUBJECT

Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] Aircraft.

2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3 Buyer shall have the option to purchase up to [*****] Option Aircraft and up to [*****] Purchase Right Aircraft, in accordance respectively with Articles 21 and 22.

3.	PRICE

3.1 Buyer agrees to pay Embraer, in United States dollars, for each Aircraft the sum of [*****] (the “Aircraft Basic Price”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.2 The Services and Technical Publications are to be provided [*****] in accordance with Attachment B. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services.

3.3 The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [*****] prior to each Aircraft Contractual Delivery Date.

4.	PAYMENT

4.1 To secure the Aircraft delivery positions set forth in Article 5 and to ensure delivery of Aircraft in accordance with the delivery schedule set forth in Article 5, Buyer shall pay Embraer for each Aircraft the amounts set forth in Article 3 in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Aircraft have been removed from the market. The prices specified in Article 3 shall be paid by Buyer by wire transfer in immediately available USD funds, to the bank account to be timely informed by Embraer.

The Aircraft Purchase Price for each Aircraft shall be paid by Buyer, as follows:

4.1.1 Buyer has already paid to Embraer an [*****] in the amount of [*****] per each Aircraft, [*****]. The aggregate amount of such [*****] shall be applied by Embraer towards payment for each Aircraft.

4.1.2 A [*****] payment of each Aircraft Basic Price, less the relevant [*****] is due and payable within [*****] following the execution of this Agreement.

4.1.3 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft Contractual Delivery Date, or within [*****] following the execution of this Agreement, whichever occurs later.

4.1.4 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft Contractual Delivery Date, or within [*****] following the execution of this Agreement, whichever occurs later.

4.1.5 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft Contractual Delivery Date, or within [*****] following the execution of this Agreement, whichever occurs later.

4.1.6 The balance of each Aircraft Purchase Price shall become due and payable upon acceptance of each relevant Aircraft by Buyer.

4.2 In the event of Buyer failing to pay any amount payable as set forth in Articles 4.1.2 through 4.1.5 hereunder on the relevant due date, Buyer shall pay to Embraer immediately upon demand made from time to time interest on such amount, or any part thereof, not paid from the date on which the same was due and payable until the date on which the same is paid in full at the [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****] per annum pro rated on any part thereof. For the payments referred to under Article 4.1.6, interest shall be calculated as per Article 7.8. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

4.3 Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the due date and if such failure shall not have been cured within [*****] following the date on which the amount was due and payable, Embraer shall have the right to [*****]. Notwithstanding the foregoing and without limiting Embraer’s rights hereunder if any failure to pay shall not have been cured within [*****] Embraer, at its sole discretion shall have the right to postpone or to terminate this Agreement in relation to the affected Aircraft in accordance with Article 20.3. [*****] hereunder shall be deemed to delay the Buyer’s obligation to make any payment that resulted in a [*****].

4.4 Net payments: all payments to be made by Buyer under this Agreement shall be made without deduction or withholding for any taxes, fees, imposts, duties or charges, except for any taxes, fees, imposts, duties or charges, that are the responsibility of Embraer pursuant to Article 17 and shall be made without any right to set-off. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made

4.5 Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred in Articles 4.1.2, 4.1.3, 4.1.4 and 4.1.5, if not due upon the execution of this Agreement, shall be made by Buyer on or before [*****] on which each of such payments is due.

4.6 [*****]: except as expressly determined otherwise in this Agreement, all payments made by Buyer to Embraer hereunder shall be [*****].

5.	DELIVERY

5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01	December 2008	19	November 2010
02	December 2008	20	December 2010
03	December 2008	21	January 2011
04	January 2009	22	February 2011

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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05	March 2009	23	March 2011
06	May 2009	24	April 2011
07	June 2009	25	May 2011
08	September 2009	26	June 2011
09	January 2010	27	July 2011
10	February 2010	28	August 2011
11	March 2010	29	September 2011
12	April 2010	30	October 2011
13	May 2010	31	November 2011
14	June 2010	32	December 2011
15	July 2010	33	January 2012
16	August 2010	34	March 2012
17	September 2010	35	May 2012
18	October 2010	36	September 2012

5.2 With regards to the delivery of the first three (3) Aircraft in December 2008, Embraer will use commercially reasonable efforts to adjust the schedule so that the first Aircraft is tendered for inspection, acceptance and subsequent delivery to Buyer between the 1st and the 10th of December 2008 and the second and third Aircraft are tendered for inspection, acceptance and subsequent delivery to Buyer between the 15th and 30th of December 2008.

6.	CERTIFICATION

6.1 The Embraer 195 aircraft is type certified pursuant to airworthiness requirement RBHA 25 (Regulamento Brasileiro de Homologação Aeronáutica) (Airworthiness Standards - Transport Category Airplanes), corresponding to U.S. FAR part 25, including amendments 25-1 through to 25-117, except section 25.981(c) of Amendment 25-102, Amendment 25-106, Section 25.735(h) of Amendment 25-107, Amendment 111, Amendment 115 and Amendment 116.

6.2 The Aircraft shall be manufactured by Embraer in compliance with ANAC type certification and the operational requirements of the Airworthiness Authority, except for the items that are under Buyer’s regulatory responsibility pursuant to the RBHA operational requirements and are not otherwise required to be provided by Embraer under this Agreement. It shall be Buyer’s responsibility to obtain the certificate of airworthiness together with the Airworthiness Authority and the registration of the Aircraft, at Buyer’s sole expense.

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7.	ACCEPTANCE AND TRANSFER OF OWNERSHIP

7.1 Unless Buyer is notified otherwise, the Aircraft shall be delivered in accordance with the provisions and schedules specified in Article 5. Embraer shall give Buyer [*****] advance facsimile notice of the week of anticipated Aircraft delivery and [*****] advance facsimile notice of the date on which Embraer considers that each Aircraft will be ready for delivery. The final notification shall be issued by Embraer to Buyer with no less than [*****] prior to the date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date Buyer shall promptly start inspecting such Aircraft.

7.2 Buyer shall be allowed a reasonable period of time but in no event greater than [*****] to inspect and conduct an acceptance flight of each Aircraft prior to its delivery. Embraer will provide the fuel and insurance for the Aircraft’s acceptance flight in accordance with Embraer’s insurance policy. After such acceptance flight, each Aircraft will be delivered by Embraer to Buyer [*****].

7.3 If Buyer finds an Aircraft acceptable, Buyer shall promptly pay any and all amounts then due and payable pursuant to this Agreement, including but not limited to all amounts referred to in Articles 4.1, 4.2, 7.8 and 8 as applicable and accept delivery of such Aircraft, whereupon the necessary title and risk transfer documents shall be executed in order to effect title transfer. Buyer’s acceptance of an Aircraft shall be deemed a waiver of any rights to revoke acceptance of the Aircraft for any reason, including for defects unknown to Buyer at the time of acceptance.

7.4 Buyer may decline to accept an Aircraft which Buyer reasonably believes does not comply with the specification set forth in this Agreement or is not in an airworthy condition. For the purposes of this Article 7, an Aircraft shall be deemed not to be materially compliant when one or more of the Aircraft characteristics identified in Article 11.2.1 (i) through (vi) are adversely affected by such non-compliance vis-à-vis the specification set forth in Attachment “A1”.

7.5 If Buyer declines to accept an Aircraft, Buyer shall immediately give to Embraer written notice of all specific reasons for such refusal and Embraer shall have five (5) Working Days, commencing on the first Working Day after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.

7.6 Buyer shall be allowed three (3) additional Working Days to re-inspect the Aircraft, starting immediately upon receipt of notice from Embraer that all necessary actions were taken. The period required for inspection as well as the one mentioned in Article 7.5 shall not be considered as part of the [*****] grace period provided for in Article 9.2.1. In the event Buyer declines to accept an Aircraft after this procedure is carried out twice, the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within [*****] counted from the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement in writing, [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7.7 Should Buyer fail to perform the acceptance and transfer of title to the Aircraft or to give Embraer written notice of specific reasons for refusal, within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its discretion, to either re-negotiate the terms of this Agreement with Buyer or terminate this Agreement with regard to the affected Aircraft pursuant to Article 20.3. Embraer rights to re-negotiate or terminate this Agreement shall only become effective if such default of Buyer has not been cured within [*****] counted from the Scheduled Inspection Date.

7.8 Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3 should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.6, as applicable, interest will accrue [*****] calculated over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, as the case may be, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

7.9 Embraer agrees to indemnify and hold harmless each of Buyer and Buyer’s officers, agents, employees and assignees (collectively, the “Buyer Indemnitees”) from and against all liabilities, damages, losses judgments, claims and suits, including costs and expenses incident thereto (“Claims), which may be suffered by, accrued against, be charged to or recoverable from such Buyer Indemnitees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the tests on the ground or in-flight prior to the actual delivery of each Aircraft, but for those Claims which are caused by the gross negligence or willful misconduct of Buyer Indemnitees.

8.	STORAGE CHARGE

8.1 A storage charge equal to [*****] per Day shall be charged by Embraer to Buyer commencing on:

8.1.1 Buyer’s failure to perform inspection or re-inspection of an Aircraft, per the date or time period specified in writing by Embraer, according to Articles 5 and/or 7, as applicable; or

8.1.2 Buyer’s acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter; or

8.1.3 Buyer’s failure to remove an Aircraft from Embraer’s facilities two (2) Working Days after title transfer has occurred.

8.2 If however, Buyer notifies Embraer in writing ten (10) Days in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3 above, the storage charge shall commence on the fifteenth (15th) Day after the occurrence of the events set forth in Articles 8.1.1, 8.1.2 or 8.1.3 above, as applicable.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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8.3 In the event that an Aircraft Contractual Delivery Date must be extended by Embraer from that which is designated in Article 5, due to Buyer’s failure to perform any action or provide any information contemplated by this Agreement other than the ones specified in the preceding paragraphs, the storage charge shall commence on the fifteenth (15th) Day after the Contractual Delivery Date relative to such Aircraft.

8.4 Buyer shall pay the storage charge as set forth in Articles 8.1. or 8.3., as applicable, in USD, per each month of delay or prorated for any part thereof, within fifteen (15) Business Days after the presentation of each invoice by Embraer.

9.	DELAYS IN DELIVERY

Except as provided in Articles 9.1 and 9.3, Embraer warrants that there shall be no delays in deliveries of aircraft. The sole remedies for delays in delivery of Aircraft are those provided in this Article 9 and Article 20.2.

9.1 Excusable Delays:

9.1.1 Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act to be performed by Embraer under this Agreement, resulting from the following events or occurrences (hereinafter referred to as “Excusable Delays”): (a) force majeure, (including, but not limited to acts of God, war or state of war, civil war, insurrection, fire, accident, explosion, flood, act of government, requisition, strike, labor disputes causing cessation or interruption of work, including but not limited to walkouts, sick-outs, protests or slowdowns), (b) inability despite all due and commercially reasonable efforts to procure any materials, equipment, accessories, parts or means of transport, or (c) any delay resulting from any failure by Buyer to perform any action or provide any information contemplated by this Agreement or, (d) delays resulting from any other cause to the extent it is beyond Embraer’s control or does not result from Embraer’s fault or negligence.

9.1.2 As soon as practicable but no more than [*****] after the occurrence of any of the above mentioned events which constitute causes of Excusable Delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act or obligation to be performed by Embraer under this Agreement, Embraer undertakes to send a written notice to Buyer including a description of the details involved and an estimate of the effects expected upon the timing of the performance of its contractual obligations.

9.1.3 Any such delays shall extend the time for delivery of an Aircraft or the Product Support Package or the Services, by the same number of Days required for the cause of delay to be remedied, subject to the limit indicated in Article 9.1.4. Embraer undertakes to use commercially reasonable efforts to avoid or remove any such cause of delay and to minimize its effect on the Contractual Delivery Date of an Aircraft. [*****] For the avoidance of doubt, Embraer shall have no obligations under this Article 9 and Buyer shall have no rights under this Article 9 with respect to delays occurring pursuant to item 9.1.1(c).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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9.1.4 If the cause of such Excusable Delay is such as to last longer than [*****] or to render the performance of this Agreement impossible, as a whole or with respect of one or more specific undelivered Aircraft, then the Parties shall attempt to renegotiate the terms of this Agreement accordingly, within [*****] following the last Day of Excusable Delay as provided for herein. In the event that the Parties fail to agree on such terms, either Party shall have the right to terminate this Agreement with respect of one or more specific undelivered Aircraft, as applicable, without liability to either Party, except as provided for in Article 20.2(i).

9.1.5 If, however, the cause of such Excusable Delay is attributable to Buyer in accordance with Article 9.1.1.(c), Buyer shall not be entitled to terminate this Agreement in accordance with Article 9.1.4 and upon a termination by Embraer the provisions of Article 20.3 shall apply.

9.2 Non-Excusable Delays:

9.2.1 If the delivery of an Aircraft is delayed, and such delay does not constitute an Excusable Delay (hereinafter referred to as “Non-Excusable Delays”), by more than [*****] after the Contractual Delivery Date for such Aircraft, Buyer will be entitled to claim from Embraer liquidated damages in the following amounts:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Such liquidated damages shall apply for each Day of delay in excess of the above mentioned [*****] up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1, it being understood that such liquidated damages will not, in any event, exceed [*****] of the Aircraft Basic Price of the delayed Aircraft and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price, in respect of the affected Aircraft. The Parties acknowledge and agree that such liquidated damages are not a penalty, but are a fair and reasonable estimate of Buyer’s potential damages.

9.2.2 Upon the occurrence of any event which constitutes a Non-Excusable Delay in the delivery of an Aircraft, Embraer shall, as soon as practicable, send a written notice to Buyer, within a reasonable period of time, including a description of the delays and an estimate of the effects expected upon the delivery of the Aircraft. [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

9.2.3 It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive a claim for liquidated damages pursuant to Article 9.2.1, from Buyer, within [*****] the Contractual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its right to such liquidated damages.

9.3 Delay Due to Loss or Structural Damage of the Aircraft

If, before acceptance of an Aircraft it is lost, destroyed or, in the reasonable opinion of Embraer, is damaged beyond economic repair (“Total Loss”), then Embraer will notify Buyer to this effect as soon as reasonably possible. Embraer will specify in its notice, or as soon after the notice as possible, the earliest date that an aircraft to replace the Aircraft may be delivered to Buyer and such date shall be the revised Contractual Delivery Date for the replacement aircraft. However, in the event the specified revised Contractual Delivery Date [*****] after the original Contractual Delivery Date, [*****] and: (i) Buyer notifies Embraer of such acceptance within [*****] of the date of receipt of the notice from Embraer, and (ii) the Parties execute an amendment to this Agreement recording the variation in the Contractual Delivery Date, provided however that in case the Total Loss is caused [*****]

If this Agreement terminates in relation to an Aircraft in accordance with this Article 9.3, such termination shall discharge the Parties from all obligations and liabilities of the Parties hereunder with respect to such Aircraft and related Services, except that Embraer shall [*****]

10.	DELIVERY INSPECTION

10.1 Buyer may elect to observe the manufacturing of the Aircraft in order to verify that the Aircraft is manufactured in accordance with the procedures specified in this Agreement and to all applicable quality standards. Within thirty (30) Days following execution of this Agreement Embraer shall provide Buyer with a description of the relevant milestones of the manufacturing process which Buyer may observe. Upon receipt of such description Buyer shall promptly inform Embraer which milestones it

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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elects to observe. Embraer will then notify Buyer the approximate dates of such milestones and Buyer shall promptly inform the names of no more than two (02) of its representatives that will act as observers (the “Observers”). The Observers shall be given access to the relevant technical data as reasonably necessary. Observers will, at all times, be supported by the quality assurance personnel of Embraer and shall address any of their observations, comments, doubts or requests to such personnel, provided however that Embraer shall not be deemed to have received any request that may affect the performance of this Agreement unless and until such request is made by Buyer in accordance with Article 24. Observers shall not interfere, disturb, delay or in any other way hinder the manufacture or assembly of the Aircraft, any other aircraft or any other activities carried out by Embraer.

10.2 In order to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer shall send [*****] authorized representatives (the “Authorized Representatives”) to the facilities of Embraer. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at least fifteen (15) Days prior to each relevant Aircraft Contractual Delivery Date specified in Article 5.

10.3 Such Authorized Representatives, or other representatives indicated by Buyer, shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4 For the purposes subject hereof, Embraer shall provide communication facilities (telephone, facsimile and high speed internet connection) for Buyer’s Observers and Authorized Representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests. Embraer shall also make available to Observers and Authorized Representatives (i) free local transportation between Embraer facilities and hotel during normal working hours on the relevant Working Days, and (ii) lunch at the canteen at Embraer facilities on Working Days.

10.5 Buyer’s Observers and Authorized Representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities.

10.6 Buyer’s Observers and Authorized Representatives shall be allowed exclusively in those areas related to the subject matter hereof. Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance, except to the extent they arise from the gross negligence or willful misconduct of Embraer, its officers, employees and agents.

11.	CHANGES

11.1 Each Aircraft will comply with the standards defined in Attachment “A” hereto and shall incorporate all modifications which are classified as AD’s mandatory by ANAC or the Airworthiness Authority as provided in Article 11.4, or those agreed upon by Buyer and Embraer in accordance with this Article.

11.2 The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1 Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics:

(i)	Performance, weight or balance;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(ii)	Structural strength, flight qualities, operation;

(iii)	Interchangeability of parts defined by Embraer as interchangeable;

(iv)	Operational safety;

(v)	Ease of maintenance;

(vi)	Noise and environmental control;

11.2.2 Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.

11.3 Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer.

11.4 Embraer shall convey those Major Changes that are classified as AD’s by means of service bulletins approved by the Airworthiness Authority and/or ANAC, as appropriate. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:

11.4.1 Compliance required before Actual Delivery Date: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft [*****] in a reasonable period of time if the compliance time for such Mandatory Service Bulletins is before Actual Delivery Date of an Aircraft and such incorporation shall, to the extent technically possible and commercially reasonable, occur via a terminating action. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins when the Aircraft has already passed the specific production stage affected by the incorporation of said change but Embraer shall use its commercially reasonable efforts to incorporate such changes prior the Actual Delivery Date and to minimize any delays in delivery.

11.4.2 Compliance required after Actual Delivery Date: During a time period of [*****] following the Aircraft Actual Delivery Date, Embraer shall provide parts kits for Mandatory Service Bulletins that are issued either (i) before the relevant Aircraft’s Actual Delivery Date but with a compliance time after such date or (ii) after the relevant Aircraft’s Actual Delivery Date. Such kits shall be provided [*****], excluding Buyer’s labor charges for installation of such Mandatory Service Bulletins. Embraer shall not be liable for any down-time of delivered Aircraft that may be necessary for the incorporation of any changes. When flight safety is affected, such changes shall be immediately incorporated. If warranty coverage is not available or applicable pursuant to Attachment “C”, the provisions of Article 11.5 shall apply.

11.5 Except for the Major Changes referred to in Article 11.4, any other Major Changes such as (i) any change developed by Embraer as product improvement, (ii) any change required by Buyer in relation to the Aircraft configuration, or (iii) any change in the certification regulations presented in the Technical Description, which are required by the Airworthiness Authority as a consequence of alterations, amendments and/or innovations of these applicable regulations, shall be considered as optional and Embraer shall submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such change. Should Buyer not approve such PMC, the change shall not be incorporated in the Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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11.6 Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs, which affect the provisions of Attachment “A” hereto, shall be incorporated in said Attachment by means of an amendment.

11.7 Except as far as it relates to AD’s mandatory by ANAC or the Airworthiness Authority and Minor Changes, the Aircraft shall, on the Scheduled Inspection Date, comply with the terms and conditions of Attachment “A” as from time to time amended pursuant to Article 11.6. Determination of such compliance shall be made by Buyer pursuant to Article 7.

12.	WARRANTY AND GUARANTEES

12.1. Warranty: the materials and workmanship relative to the Aircraft subject of this Agreement will be warranted in accordance with the terms and conditions specified in Attachment “C”.

12.2 Guarantees: Embraer hereby guarantees to Buyer (i) performance, (ii) dispatch reliability, and (iii) service life, of and with respect to the Aircraft in accordance with the terms and conditions specified respectively in Attachments “E”, “F” and “G”.

13.	PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B” hereto, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14.	ASSIGNMENT

14.1 Assignment of rights and obligations: Except as otherwise provided in this Article 14, Buyer may not assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of Embraer, which shall not be unreasonably withheld or delayed.

14.2 Upon ten (10) Days prior written notice to Embraer, Buyer may assign all or part of its rights and obligations hereunder with regards to any Aircraft to a bank or other financial institution as part of a purchase money financing arrangement for the purchase of the Aircraft or to a leasing company under a sale-lease-back arrangement where Buyer shall operate the Aircraft as a lessee promptly after delivery to the leasing company. Furthermore, upon (10) Days prior written notice to Embraer, and subject to the prior written consent of Embraer which shall not be unreasonably withheld or delayed, Buyer may assign the warranties identified in Attachment C hereto to the financier of such the Aircraft. [*****]

14.3 Upon no less than fifteen (15) Days prior written notice to Embraer and subject to the prior written consent of Embraer which shall not be unreasonably withheld or delayed, and solely in connection with [*****] payments due under this Agreement, Buyer may assign to the financier of such [*****] its right to purchase the Aircraft to which such [*****] payments are applied in the event the Buyer defaults under such [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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14.3 Notwithstanding the above, this Agreement, [*****], shall not be assigned to any of Embraer’s competitors, any person or entity which the Parties may be legally restricted to enter in to an agreement, to a debarred person or entity or in case such assignment would infringe US export control regulations or any other applicable law.

14.4 Buyer represents to the benefit of Embraer that any assignment permitted under this Article 14 shall not cause any adverse change to the interests, rights or obligations of Embraer under this Agreement.

15.	RESTRICTIONS AND PATENT INDEMNITY

15.1 Claims against Buyer. Embraer shall indemnify and hold Buyer, its subsidiaries and affiliates, and their officers, directors, agents and employees (collectively, for purposes of this Article 15, “Buyer”) harmless from and against any and all royalties, liabilities, damages, settlement costs and expenses, losses, claims, actions, lawsuits, demands, fines, penalties, and all expenses (including but not limited to costs of investigation and defense and reasonable fees incurred for attorneys, expert witnesses, consultants and litigation support services) associated with any of the foregoing (collectively, the “Damages”) based upon, caused by, arising from, or in any manner connected with, directly or indirectly, any suit, action, proceeding, allegation, assertion or claim that

(a) Any article or service purchased or supplied hereunder or any portion thereof (including without limitation any accessory, equipment or part supplied to Embraer from any other Vendor, manufacturer, or supplier) (collectively, “Item”) and/or the use or operation thereof constitutes an infringement of any United States or foreign patent, design or model duly granted or registered (“Claim”), provided that from the time of design of such Item and until such Claim is resolved, such foreign country in which any foreign patent is held and the flag country of the Aircraft is each a party to (1) the International Convention for the Protection of Industrial Property (Paris Convention) in any of its revised forms or (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

(b) Aircraft software or materials, or any part of such Aircraft “software or materials as furnished by Embraer, and used within the scope of the license granted by Embraer, constitutes an alleged or actual infringement of any copyright of the United States or misappropriates any third party trade secret (“Copyright Claim”), provided that from the time of design of such item and until such Copyright Claim is resolved, any such foreign country in which the infringement claim is made and the flag country of the Aircraft is each a member of The Berne Union.

The indemnification by Embraer provided in this Paragraph 15.1 shall not apply to Buyer furnished or installed equipment, power plant system, or [APU’s] and their related parts.

15.2 Buyer’s Remedies and Judgments. In connection with the foregoing, Embraer agrees to defend at its expense any suit or action in respect of any claim or copyright claim. Buyer’s remedy and Embraer’s obligation and liability under this Article 15 are conditional upon Buyer giving Embraer written notice promptly after Buyer receives notice of a suit or action against Buyer alleging infringement or after Buyer receives a written claim of infringement, whichever is earlier. Failure to notify Embraer as provided in the foregoing sentence shall relieve Embraer of liability that

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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it may have to Buyer to the extent that the defense of any such claim is prejudiced thereby. Embraer’s obligations hereunder with respect to any actual or alleged infringement are also conditioned upon (i) Buyer’s promptly furnishing to Embraer all the data, papers, records (as requested by Embraer) and other assistance within the control of Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) Buyer’s use of diligent efforts in full cooperation with Embraer to reduce royalties, liabilities, damages, costs and expenses involved, and (iii) Embraer’s prior approval of Buyer’s payment, assumption or admission of any liabilities, or royalties for which Embraer is asked to respond. Embraer shall have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not Embraer intervenes in any such suit, it shall be entitled at any stage of the proceedings to assume control and conduct the defense and/or settlement of such suit or action either in the name of Embraer or of Buyer, or both. Buyer shall cooperate with Embraer and shall, upon Embraer’s reasonable request and [*****], arrange for attendance of representatives of Buyer at hearings and trial and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of the defense of such suits or actions. Embraer shall assume and pay any and all judgments and all costs assessed against Buyer in a final non-appeallable judgment of any such suit or action, and Embraer will pay any payments in settlement imposed upon or incurred by Buyer with Embraer’s approval, together with all interest accruing after entry of any such judgment or after the making of any such settlement, [*****]

15.3 Continuing Use. In the event any Item purchased or supplied hereunder, or any portion thereof, becomes the subject of any Claim or Copyright Claim, or if Embraer in its reasonable judgment at any time decides that the item purchased or supplied hereunder, or any portion thereof, shall become the subject of such a Claim or Copyright Claim, Embraer shall promptly, but, in any event, no more than thirty (30) days after receipt of written notice from Buyer of a Claim, Copyright Claim or the entry of any order or decree permanently or temporarily enjoining the use of the Item purchased or supplied hereunder, or any portion thereof, at its own expense and option either: (i) obtain for Buyer the right to use the infringing Item, or portion thereof; or (ii) replace, modify, substitute, or update the infringing article, or portion thereof, so that it becomes non-infringing.

In the event that any such suit or action results in an order, decree or judgment enjoining or otherwise prohibiting Buyer from effectively using any Item for its intended purposes, or any settlement made or approved by Embraer has such result, Embraer agrees at its option and expense to promptly either: (i) procure for Buyer the right to continue using said Item; or (ii) modify said Item so that it becomes non-infringing and otherwise complies with the provisions of this Agreement; or (iii) replace said item with a non-infringing Item suitable for Buyer’s requirements and in a condition equivalent to that of the Item removed. The foregoing provisions hereof shall apply in case of any such order, decree, judgment or settlement-prohibiting Buyer from effectively using any component or part of the Item.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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If the party or parties making a Claim or Copyright Claim for which Embraer has agreed to indemnify Buyer hereunder obtains an injunction restraining Buyer’s use of the Item and a bond or other security will be necessary and efficacious to void same, Embraer shall promptly pay to Buyer the amount of premium for any bond or the costs of any other security given by Buyer to release or void such injunction, or alternatively at Embraer’s election shall furnish such bond or other security in Buyer’s behalf.

15.4 Exemptions. Embraer shall not be obligated to indemnify and hold Buyer harmless from all damages caused by, arising from or in any way connected with any suit or action relative to Buyer furnished designs, equipment, materials or data, or any design which is imposed by Buyer on Embraer as an alternative to Embraer’s suggested design, or any Buyer modification of the Embraer supplied Item, or any component or part thereof, or any new designs, equipment, materials or data incorporated, after delivery and acceptance of the Item, by Buyer without the involvement of Embraer.

The foregoing indemnity shall not extend to any claim of infringement based on any modification, change or combination not in accordance with Embraer’s written procedures or without Embraer’s written approval or consent thereto, provided that the claim for infringement relates to the combination, change or modification as opposed to solely the article itself. However, the exclusion set forth in this subparagraph shall not relieve Embraer of its obligation under this Article 15 if the Item continues to be infringing after the removal, as the case may be, of any changes, modifications or combinations, or after-incorporated designs, equipment, materials or data.

15.5 Restrictions. The sales contemplated by this Agreement do not include the transfer of the right to use, or any ownership of, design, copyrights, patents, and other similar rights to Buyer.

16.	MARKETING PROMOTIONAL RIGHTS

Embraer shall have the right to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, and sculptural works), through all mass communications media such as billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material. In the event such Aircraft is sold to or operated by or for another company or person, Embraer shall be entitled to disclose such fact, as well as to continue to show the image of the Aircraft, free of any charge, for marketing purposes, either with the original or the new colors and emblems, unless otherwise notified, provided that such notification shall be subject to the reasonable satisfaction and agreement of Embraer. If accepted, said prohibition, however, shall in no way apply to the promotional materials or pictorial, graphic or sculptural works already existing or to any contract for the display of such materials or works already binding Embraer at the time of receipt of the notification.

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17.	TAXES

Embraer shall pay all [*****] shall be borne by Buyer.

18.	APPLICABLE LAW

This Agreement shall in all respects be governed by the laws of the State of New York, including all matters of construction, validity and performance, without giving effect to principles of conflicts of laws other than section 5-1401 and 5-1402 of the New York General Obligations law.

19.	JURISDICTION

Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the non-exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement or any other operative agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

20.	TERMINATION

20.1 Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than [*****]. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled [*****] NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN ANY CIRCUMSTANCE HEREUNDER FOR ANY CONSEQUENTIAL DAMAGES

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(INCLUDING LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF USE AND INCREASED COSTS) OR PUNITIVE DAMAGES OR INDIRECT OR INCIDENTAL DAMAGES WHICH MAY ARISE OUT OF, OR BE CONNECTED TO, ANY BREACH OR DEFAULT UNDER OF ANY TERM, CONDITION, COVENANT, WARRANTY, OR PROVISION OF THIS AGREEMENT, AND WHICH EITHER PARTY WOULD OTHERWISE BE ENTITLED TO UNDER ANY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO ANY CLAIMS SOUNDING IN CONTRACT, TORT, EQUITY OR STATUTE.

20.2 Buyer and Embraer shall have the right to terminate this Agreement in respect to the relevant Aircraft, upon the occurrence of any Excusable Delay of [*****] or longer, unless otherwise agreed in writing by the Parties, and Buyer shall have the right to terminate this Agreement in respect to the relevant Aircraft upon the occurrence of any non-Excusable Delay of [*****] or longer after such Aircraft Contractual Delivery Date, such rights to be exercisable by written notice from one Party to the other to such effect no earlier than the [*****] or [*****] as applicable. Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall:

(i) in case of Excusable Delay: return to Buyer an amount equal to [*****]

(ii) in case of Non-Excusable Delay: return to Buyer an amount equal to [*****]

20.3 If Buyer terminates this Agreement before the Actual Delivery Date of an Aircraft [*****] or, if Embraer terminates this Agreement in relation to an Aircraft, pursuant to Articles 4.3, 7.7 or 9.1.5 hereof, Buyer shall pay to Embraer an amount equal to (i) [*****] of the Aircraft Basic Price per terminated Aircraft, if the termination occurs [*****] to the relevant Aircraft Contractual Delivery Date or; (ii) [*****] of the Aircraft Basic Price per terminated Aircraft, if the termination occurs with [*****] to the relevant Aircraft Contractual Delivery Date. [*****] For these

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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purposes Embraer may, in its sole discretion, retain all amounts previously paid by Buyer, to apply as part of the payments of damages resulting from such default on the part of Buyer. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above, no other indemnity shall be due by Buyer to Embraer.

20.4 If either Party terminates this Agreement in respect to an Aircraft pursuant to Article 7.6 hereof, [*****]

21.	OPTION AIRCRAFT

Buyer shall have the option to purchase [*****] Aircraft, to be delivered in accordance with the following Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”):

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01	February 2012	11	March 2013
02	April 2012	12	April 2013
03	June 2012	13	May 2013
04	July 2012	14	June 2013
05	August 2012	15	July 2013
06	October 2012	16	August 2013
07	November 2012	17	September 2013
08	December 2012	18	October 2013
09	January 2013	19	November 2013
10	February 2013	20	December 2013

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 A [*****] Option Aircraft [*****] of the Aircraft Basic Price, per Option Aircraft, is due and payable within [*****] following the date of exercise (the “[*****]”).

21.2 The unit basic price of the Option Aircraft shall be equal to [*****], provided that such Option Aircraft be delivered within the delivery period above mentioned and in the same configuration, specification and installations specified in Attachment “A1” hereto, as it is written on the date of signature of this Agreement, determining the Option Aircraft basic price (the “Option Aircraft Basic Price”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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21.3 The Option Aircraft Basic Price shall be [*****], determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4 The payment of the Option Aircraft Purchase Price shall be made according to the following:

21.4.1 The [*****] of the relevant Option Aircraft.

21.4.2 A [*****] of each Option Aircraft Basic Price, less the relevant [*****], is due and payable [*****] to each relevant Option Aircraft Contractual Delivery Date.

21.4.3 A [*****] of each Option Aircraft Basic Price is due and payable [*****] to each relevant Option Aircraft Contractual Delivery Date.

21.4.4 A [*****] of each Option Aircraft Basic Price is due and payable [*****] to each relevant Option Aircraft Contractual Delivery Date.

21.4.5 The balance of each Option Aircraft Purchase Price shall become due and payable upon acceptance of each relevant Option Aircraft by Buyer.

21.4.6 The provisions of Article 4.2 through 4.6 shall apply, mutatis-mutandis, to the payments to be made by Buyer towards the Option Aircraft.

21.5 The option to purchase the Option Aircraft [*****]

21.6 If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [*****] following the Option Aircraft option exercise date, setting forth the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7 The product support package to be applied to the Option Aircraft is described in Article 2.4 of Attachment “B”.

21.8 The exercised Option Aircraft shall be subject to conversion to other models as per the terms and conditions contained in Article 23.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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22.	PURCHASE RIGHT AIRCRAFT

22.1 Embraer shall grant Buyer the right to purchase up to twenty [*****] EMBRAER 195 aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A1” and available to Buyer at the [*****] that are applicable to the Aircraft (the “Purchase Right Basic Price”), [*****]

22.2 Subject to no material default on the part of the Buyer having occurred and continuing on the date of exercise, the right to purchase each of the Purchase Right Aircraft shall be exercised by means of a written notice (the “Exercise Notice”) from Buyer to Embraer, and such right is subject to the existence of enough production capacity at Embraer to comply with Buyer’s desirable delivery schedule.

22.3 In case Embraer has not received Exercise Notices for all Purchase Right Aircraft on or before December 2012 Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft. The Exercise Notice shall specify the desirable delivery month for the Purchase Right Aircraft that Buyer intends to firm-up. The contractual delivery date for any Purchase Right Aircraft (“Purchase Right Aircraft Contractual Delivery Date”) shall be no later than [*****].

22.4 Following receipt by Embraer of Buyer’s Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale.

22.5 In case Buyer and Embraer agree in terms of the new Purchase Right Aircraft Contractual Delivery Date, Buyer shall immediately remit to Embraer a [*****] for each exercised Purchase Right Aircraft (the “[*****]”). The Purchase Right Aircraft payment terms and conditions shall be in accordance with schedule and all terms and conditions contained in Article 4 of this Agreement, mutatis mutandis.

22.6 The product support package to be applied to the exercised Purchase Right Aircraft shall be in accordance with the terms and conditions contained in Article 2.4 of Attachment “B”.

22.7 If the purchase rights are exercised by Buyer as specified above and the relevant delivery dates are agreed, and the [*****] is paid by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [*****] following the Purchase Right Aircraft exercise date, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft.

22.8 All payments are [*****] and considered part of the payment for the exercised Purchase Right Aircraft.

23.	CONVERSION AIRCRAFT

23.1 Buyer shall have the flexibility to request the conversion of any exercised Option Aircraft or exercised Purchase Right Aircraft [*****]. To exercise its conversion option, Buyer shall send a written notice to Embraer to such effect on the date of exercise of the relevant Option Aircraft, or Purchase Right Aircraft, as the case may be.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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23.2 Following receipt by Embraer of Buyer’s conversion request notification, Embraer shall confirm to Buyer within [*****] if the requested Conversion Aircraft are available for conversion as per Buyer’s request (the “Confirmation Notice”), in which event such Conversion Aircraft shall be deemed an “Aircraft” in lieu of the replaced exercised Option or Purchase Right Aircraft, including the delivery of such Conversion Aircraft being scheduled on the Contractual Delivery Date applicable to such replaced exercised Option or Purchase Right Aircraft, subject to possible schedule changes as described below.

23.3 In case Buyer and Embraer do not reach an agreement in relation to such Conversion Aircraft within [*****] after the date of the Confirmation Notice, Buyer shall have the right to either (i) to not exercise the relevant Option or Purchase Right Aircraft, as the case may be, in which case such Option or Purchase Right Aircraft will be considered expired, and in this case no indemnity being due by either Party to the other, except that Embraer shall be entitled to retain the relevant [*****] made by Buyer, or (ii) to accept the relevant Option / Purchase Right Aircraft [*****]

23.4 The Conversion Aircraft Basic Price for [*****] including the optional equipment and customized lay outs defined respectively in Attachments “A2”, “A3” and “A4”, are:

	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

23.5 The performance guarantee for the Conversion Aircraft shall be in accordance with the terms and conditions contained in Attachment “E2” (for the [*****]), Attachment “E3” (for the [*****]), and Attachment “E4” (for the [*****]). The terms and conditions of the Service Life Guarantee presented in Attachment “H” shall also be applicable for the Conversion Aircraft. Also, the terms and conditions of the Aircraft Warranty Certificate presented in Attachment “C” shall also be applicable for the Conversion Aircraft.

24.	INDEMNITY

24.1 Buyer agrees to indemnify and hold harmless each of Embraer and Embraer’s officers, agents, employees and assignees (collectively, the “Embraer Indemnitees”) from and against all liabilities, damages, losses, judgments, claims and suits, including necessary costs and expenses incident thereto (collectively, “Claims”), which may be suffered by, accrued against, be charged to or recoverable from such Embraer Indemnitees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft after its transfer of title to Buyer, including, but not limited to, technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Buyer-owned

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Purchase Agreement COM0041-08 – Rev. 3	Page 26 of 30

Aircraft or while performing any other service, at any place, in conjunction with the Aircraft operations of Buyer but for those Claims which are caused by the gross negligence or willful misconduct of Embraer Indemnitees.

25.	NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail or facsimile, to the attention of the Vice President, Contracts as to Embraer and of the Managing Director as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

23.1 EMBRAER:

EMBRAER - Empresa Brasileira de Aeronáutica S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos - SP

Brazil

Telephone: (+55 12) 3927-1410

Facsimile: (+55 12) 3927-1257

23.2 BUYER:

Av. Rio Branco, nº 1, 14º andar, Ala A

Ed. RB1, Centro, Rio de Janeiro, 20090-003

Care of Dr. Sergio Laclau

Telephone: (+55 21) 2272-9294

Facsimile: (+55 12) 2283-0023

26.	CONFIDENTIALITY

The Parties do not have the right to disclose the terms of this Agreement except as required by law. Each of Buyer and Embraer agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the previous written consent of the other Party. Without limiting the foregoing, in the event either Party is legally required to disclose the terms of this Agreement, each of Buyer and Embraer agrees to exert its best efforts to request confidential treatment of the Articles and conditions of this Agreement relevantly designated by the other Party as confidential.

27.	FOREIGN CONTENT

The Aircraft contain commodities, technology and software that were exported from the United States and other countries in accordance with their respective export control regulations. Diversion contrary to U.S. law and/or any other applicable law is prohibited.

Purchase Agreement COM0041-08 – Rev. 3	Page 27 of 30

Buyer agrees to comply with any export and re-export control laws of the United States and other countries applicable to the Aircraft, its parts, components, technology and software and, upon Embraer’s request, to execute and deliver to Embraer the relevant end-user certificates necessary for the export and transfer of the Aircraft to Buyer.

28.	SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

29.	NON-WAIVER

Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

30.	INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

31.	NEGOTIATED AGREEMENT

Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

32.	COUNTERPARTS

This Agreement may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

33.	ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

Purchase Agreement COM0041-08 – Rev. 3	Page 28 of 30

34.	REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other that:

34.1 It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement.

34.2 It has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and

34.3 The execution and delivery by it of this Agreement, its performance of its obligations hereunder and its consummation of the transactions contemplated hereby, do not and will not violate or conflict with any provision of its constitutional documents, violate or conflict with any law, rule, or regulation applicable to or binding on it or violate or constitute any breach or default (other than a breach or default that would not result in a material adverse change to it or adversely affect its ability to perform any of its obligations hereunder) under any agreement, instrument or document to which it is a party or by which it or any of its properties is or may be bound or affected.

INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS

Purchase Agreement COM0041-08 – Rev. 3	Page 29 of 30

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name: Mauro Kern Junior		Name: Gerald B. Lee
Title: Executive Vice President – Airline Market		Title: Managing Director

By:	/s/ José Luis D. Molina	Date: 11 February, 2008
Name: José Luis D. Molina		Place:
Title: Vice President Contracts – Airline Market

Date: 11-March-2008
Place:

Witnesses:

/s/ Albert P. Close		/s/ Marlon Y. Ramirez
Name: Albert P. Close		Name: Marlon Y. Ramirez
ID:		ID:

Purchase Agreement COM0041-08 – Rev. 3	Page 30 of 30

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 195 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

Item	Equipment	ECD
[*****]	[*****]	Nov. 30, 2008
[*****]	[*****]	Nov. 30, 2008
[*****]	[*****]	July 31, 2008
[*****]	[*****]	May 31, 2008
[*****]	[*****]	TBD

[*****]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

3.2	INTERIOR FINISHING:

The materials and colours of all and any items of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain for the Aircraft will be in accordance with Buyer’s choices indicated in the Customer Check List Revision N/C executed by and among Buyer, Embraer and C&D Zodiac on February 15, 2008. In case of conflict between the CCL and this Attachment A the latter shall control.

The choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Any BFE materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE materials or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (Incoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****]) manufactured by [*****] The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A2”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 170 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A2 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A2”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

[*****]

Item	Equipment	ECD
[*****]	[*****]	July 31, 2008

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A2 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A2”

AIRCRAFT CONFIGURATION

[*****]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before [*****] prior to the first Aircraft contractual delivery date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A2 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A2”

AIRCRAFT CONFIGURATION

Once defined, the choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (Incoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A2 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A2”

AIRCRAFT CONFIGURATION

entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****] . The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A2 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A3”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A3 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A3”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

[*****]

Item	Equipment	ECD
[*****]	[*****]	July 31, 2008

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A3 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A3”

AIRCRAFT CONFIGURATION

[*****]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before [*****] prior to the first Aircraft contractual delivery date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A3 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A3”

AIRCRAFT CONFIGURATION

applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

Once defined, the choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Any BFE materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE materials or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (Incoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A3 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A3”

AIRCRAFT CONFIGURATION

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****]. The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A3” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A3” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A3 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 190 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

[*****]

Item	Equipment	ECD
[*****]	[*****]	July 31, 2008
[*****]	[*****]	May 31, 2008

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

[*****]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before [*****] prior to the first Aircraft contractual delivery date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

Once defined, the choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (Incoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****]. The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A4” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A4” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE

In the event that just after the delivery of the Aircraft Buyer needs to fly the Aircraft outside of the Brazilian territory, Embraer will make available to Buyer the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to support Buyer’s crew in the interface with Brazilian customs clearances. Such services do not include handling services as refueling, ground equipment and communications and Buyer shall hire such services from a handling service company. Embraer may, if requested by Buyer, assist Buyer in contracting such services. Buyer shall also be responsible for the flight documents (including but no limited to IFR templates & charts) and overflight permits required for the ferry flight, except for the overflight permits for the Brazilian territory which will be provided by Embraer.

If it is necessary that any ferry equipment be installed by Embraer for the ferry flight between Brazil and the country where Buyer intends to fly the Aircraft (if any), Embraer will make available a standard and serviceable ferry equipment kit to Buyer (hereinafter the “Kit”) at [*****], except as set forth below. In this case, Buyer shall immediately upon its arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, at Buyer own expense, including the necessary insurance.

If Embraer provides the Kit to Buyer and if the Kit is utilized, whether totally or not, in Embraer’s reasonable discretion, Buyer shall pay Embraer the value of a new Kit.

If the non-utilized Kit is not returned to Embraer in 60 Days after the respective Aircraft Delivery Date, complete and in the same condition as it was delivered to Buyer, the availability of another Kit for the first Aircraft ferry flight after such 90 Day period shall not be an Embraer obligation. Furthermore, Buyer shall pay Embraer the value of a new Kit.

In such cases, the original Kit shall become the property of Buyer, and the above-mentioned payment shall be made to Embraer by Buyer upon presentation of a sight draft by Embraer.

2.	PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and its accessories, hereinafter referred to as “Spare(s)”, for the Aircraft [*****]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer for any of such items. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

The sale and export of parts to Buyer may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries, affiliates or suppliers shall be liable for failure to provide parts and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a part or its related technology. Buyer shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of the (i) [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****] incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

2.1.2	RSPL

Upon Buyer’s request, Embraer shall present to Buyer a recommended Spare provisioning list (the “RSPL”). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [*****] prior to the Contractual Delivery Date of the first Aircraft.

Buyer may acquire the items contained in the RSPL directly from Embraer or directly from Vendors. Items contained in the RSPL for which Buyer places a purchase order with Embraer (the “IP Spares”), will be delivered by Embraer to Buyer within [*****] in FCA (Free Carrier - Incoterms 2000) condition, at the port of clearance indicated by Embraer.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft, Buyer commits to place a purchase order with Embraer for those IP Spares Buyer has decided to acquire from Embraer, as soon as practical and in any event not less than [*****] prior to the Contractual Delivery Date of the first Aircraft. At the reasonable request of Embraer, Buyer shall demonstrate that it has provided for the acquisition of those IP Spares that Buyer has decided to acquire from sources other than Embraer, in order to complement the RSPL in a timely manner.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

[*****]	[*****]

2.1.4	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the AEROChain e-marketplace in case Buyer subscribes this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices. Embraer will, subject to availability, deliver parts pursuant to an AOG order from the location which is nearer to Buyer premises, in FCA (Free Carrier – Incoterms 2000) condition, Embraer facility, in accordance with Buyer’s shipping instructions.

Other than AOG orders, Buyer may expedite spare parts orders as spare parts critical orders (imminent AOG or work stoppage situation) or as spare parts routine expedite orders (urgent stock replenishment – “USR”). Embraer will give response advice, within the following times:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]

Routine and/or Critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer facility, from the location were such spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.2	AIRCRAFT TECHNICAL PUBLICATIONS

2.2.1	AIRCRAFT PUBLICATIONS

Embraer shall supply, [*****], a total of [*****] complete sets of operational and maintenance publications applicable thereto, in the English language, in accordance with the list contained in Exhibit “1” to this Attachment “B”. The media [*****] shall be agreed by the Parties [*****] otherwise all publications available [*****] shall be delivered in such media. [*****] of the operational publication in the hard copy format shall be provided by Embraer onboard of each Aircraft.

Such publications are issued under the applicable specification. The revision service for these publications, including mailing services [*****], shall be provided, [*****] After such period, the mailing services shall also be borne by Buyer. Such publications will be delivered together with the Aircraft.

2.2.2	VENDOR ITEMS PUBLICATIONS

Technical publications regarding, among others, parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer directly by such Vendors, in the same quantity as the Embraer technical publication as specified in Article 2.2.1, in their original content and printed form. Vendors are also responsible to keep publications updated through a direct communication system with Buyer. Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

2.2.4	[*****]

2.3	SERVICES

[*****], except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below:

2.3.1	Familiarization Programs:

a.	The familiarization programs specified below are offered [*****] with regards to the Aircraft, [*****] and which differ from or are supplementary to the familiarization programs described herein.

b.	The familiarization programs shall be conducted by the Embraer designated training provider, in accordance with the scope, syllabi and duration of the training program developed by Embraer or the Embraer-designated training provider, in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. Buyer may choose to use the training program of Embraer “as is” or to develop its own training program based on that of Embraer. In any case Buyer shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

c.	All familiarization programs shall be provided at the training centers of Embraer or its qualified designated representative at its training center or in such other location as Embraer or training provider may reasonably designate. Buyer shall be responsible for costs and expenses related to training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days) carried outside such designated training facilities.

Embraer shall use commercially reasonable efforts to make the familiarization programs available in Brazil to the extent that the use of an EMBRAER 195 full flight simulator (“FFS”), or other training devices which are not available in Brazil, is not required. Whenever a FFS or other training devices which are not available in Brazil is required for the familiarization Embraer shall use commercially reasonable efforts to secure training is available to Buyer at an Embraer-designated training provider in the United States, Central America or South America.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Notwithstanding any of the foregoing to the contrary, in consideration of Buyer entering into a Purchase Agreement with Embraer [*****]

[*****]

[*****]

d.	Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer.

e.	Any trainee appointed by Buyer for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also have previous experience in the operation and maintenance, as applicable, of jet aircraft or, as a minimum, of twin-engine turboprop aircraft. Neither Embraer nor training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyers trainees, for which Buyer is solely responsible.

f.	The familiarization programs shall be carried out prior to the Contractual Delivery Date of the last Aircraft, in accordance with a schedule to be agreed upon by Buyer and Embraer not less than one hundred twenty

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

(120) Days prior to the intended beginning of such training schedule. Buyer shall give [*****] advance notice to Embraer of the full name and professional identification data of each trainee. Substitutions of appointed trainees will not be accepted during this period.

g.	Training entitlements regarding each Aircraft that remain unused up to six (6) months following the Actual Delivery Date of such Aircraft shall expire and Buyer shall be deemed to have [*****] its rights to such service, no refund or compensation being due by Embraer to Buyer in this case.

h.	The familiarization programs referred to above covers:

h.1	One (1) Pilot familiarization program including (i) a [*****] ground familiarization course as regards Aircraft systems, weight and balance, performance and normal/emergency procedures for up to [*****] and, (ii) [*****] simulator sessions of [*****] Simulator training includes the services of an instructor and will be carried out on a level D simulator. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.

h.2	One (1) maintenance familiarization course for up to [*****] qualified mechanics [*****]. This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

h.3	One (1) Flight Attendant [*****] course for up to [*****] to a [*****] course as regards emergency and abnormal duties, crowd control management, handling of dangerous goods and emergency procedures.

i.	The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas related to the subject matter hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law.

2.3.2	[*****]:

a.	With respect to the [*****] Aircraft Embraer shall provide [*****] the following [*****] services:

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 8 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 9 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

b.	At no charge to Embraer, Buyer shall provide the Embraer Rep with communication services (international telephone line, facsimile, high speed internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet, located at Buyer’s main base of operation or other location as may be mutually agreed. Buyer shall also (a) arrange all necessary work permits and airport security clearances required for Embraer representatives, to permit the accomplishment of the services mentioned in this item 2.3.2, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s representatives and their personal belongings and professional tools.

c.	During the stay of the Embraer Rep at Buyer’s facilities, Buyer shall permit access to the maintenance and operation facilities as well as to the data and files of Buyer’s Aircraft fleet.

d.	Embraer shall bear all expenses of the Embraer Rep, including without limitation transportation, board and lodging, while the Embraer Rep is rendering such [*****] at Buyer’s facilities. Buyer shall bear all expenses related to the transportation, board & lodging of the Embraer Rep in the event such representative is required to render the services provided for herein in any place other than Buyer’s main operation base (for the pilots) or main maintenance base (for the mechanics). At no charge to Embraer, Buyer shall provide the Embraer pilots which are in the start-up team with transportation means from/to Buyer operational base or airport where such pilots will render the services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.

f.	Buyer shall include Embraer as additional insured in the Comprehensive Airline Liability insurance policies carried by Buyer, without recourse against Embraer for any failure, act or omission of Embraer Rep while rendering the services described in this paragraph 2.3.2, in such a manner as to cover any and all risks arising from or in any way connected with the Embraer Rep assistance. For such effect, Buyer shall supply Embraer with a copy of the endorsements to the insurance policies, in accordance with the clauses contained in Exhibit “2” to this Attachment B, within [*****] prior to the date on which Embraer Rep services are to begin, as applicable.

g.	The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the [*****] provided for herein, [*****]. Any other additional [*****] shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 10 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

h.	The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof.

i.	Embraer may, at its own cost and without previous notice to Buyer, substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

j.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance the applicable Brazilian labor legislation.

k.	During the rendering of the Services, while on the premises of Buyer, Embraer Reps shall strictly follow the administrative routines and proceedings of Buyer, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

l.	There shall be no legal bond of whatever nature between Buyer and Embraer Reps pursuant to labor and welfare issues. Hence, Embraer shall bear all labor and welfare burdens stipulated by law in relation to the Embraer Reps.

m.	Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer, in writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

n.	Buyer agrees to indemnify and hold harmless Embraer and Embraer’s officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer’s officers, agents, employees and assignees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft delivered by Embraer to Buyer, including, but not limited to, the Services and any other services such as technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Buyer-owned Aircraft or while performing such activities, at any place, in conjunction with the Aircraft operations of Buyer, except to the extent attributable to the gross negligence or willful misconduct of Embraer, its officers, agents employees and assignees.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 11 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.3.3	Account Manager:

Embraer shall assign one (1) non-dedicated Account Manager to support Buyer shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in Buyer’s fleet in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer to assure a smooth Aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. A team composed of regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager.

2.4	Product Support Package for the Exercised Option Aircraft And Exercised Purchase Right Aircraft

The product support package for the exercised Option and Purchase Right Aircraft shall be limited to the familiarization program for up to [*****] per exercised Option and Purchase Right Aircraft.

2.5	Technical and Engineering Support:

Embraer shall provide remote technical, engineering and flight operations support services three hundred sixty five days a year, twenty four (24) hours a day and seven (7) days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer. The technical and engineering support service is designed to support daily operations of the Aircraft by Buyer by assisting Buyer with the identification and investigation of the causes of in-services issues and during AOG situations, as required. The flight operations support service is designed to support Buyer in the use of flight operations publications and [*****]. This service is offered [*****] within such scope and is available for as long as Buyer continues to operate the Aircraft type in regular passenger revenue service. Embraer and Buyer shall agree service standards applicable to technical and engineering support during the negotiation of the Purchase Agreement.

Technical and engineering support is also available to assist Buyer in performing minor structural repairs on the Aircraft, such as dents, abrasions, scrapes and similar damages during normal operations, or caused by ground handling personnel and vehicles while servicing the Aircraft on ground. Such assistance consists of the analysis of damage reports submitted by Buyer, preparation of instructions for repair in accordance with structural repair standard of Embraer. This support shall be provided [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 12 of 13

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to Purchase Agreement COM0041-08 – Rev. 3	Page 13 of 13

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 - LIST OF TECHNICAL PUBLICATIONS

The technical publications covering Aircraft operation and maintenance shall be delivered to Buyer in accordance with the following list:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Attachment B to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 – LIST OF TECHNICAL PUBLICATIONS

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies:

a)	Hull All Risks Policy, including War, Hi-jacking and Other Perils.

“It is hereby understood and agreed that Insurers agree to waive rights of subrogation against Embraer with regard to the insured Aircraft.

This endorsement shall not operate to prejudice Insurer’s rights of recourse against Embraer - Empresa Brasileira de Aeronáutica S.A. as manufacturer, repairer, supplier or servicing agent where such right of recourse would have existed had this endorsement not been effected under this Policy.”

b)	Comprehensive Airline Liability Policy, based on the AVN53 - Additional Insured Endorsement

“It is hereby understood and agreed that Embraer - Empresa Brasileira de Aeronáutica S.A. including any business entity owned by or subsidiaries to Embraer, and all partners, executive officers, employees and stock holders, are added as Additional Insured only with respect to the operation of the Aircraft by the Named Insured.

This endorsement does not provide coverage for any Additional Insured with respect to claims arising out of its legal liability as manufacturer, repairer, supplier or servicing agent and shall not operate to prejudice Insurer’s right of recourse against any Additional Insured as manufacturer, repairer, supplier or servicing agent.”

c)	Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs 1 and 2 above, shall not be cancelled or modified by the Insurer, without [*****] advance written notice to Embraer to such effect.

This	Endorsement attaches to and forms part of Policy No. , and is effective from the day of , 200 .

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Attachment B to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 1

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “C”

WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft, as follows:

a.	For a period of [*****] from the date of delivery to Buyer, the Aircraft will be free from:

•	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

•	Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

b.	For a period of [*****] from the date of delivery to Buyer, the Aircraft will be free from:

•	Defects in operation of parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective Vendors. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.

•	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

2)	The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective parts, depending solely upon its own judgment. The defective parts shall be returned to Embraer or its representatives within a period of [*****] after the occurrence of the defect, at Buyer’s own expense (including but not limited to, freight, insurance, customs duties), adequately packed, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be returned to Embraer within [*****] period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

NOTE:	Notification of any defect claimed under this item 3 must be given to Embraer within [*****] after such defect is found.

Freight, insurance, taxes and other costs incurred by Embraer or its representative for the return of the part to Buyer, as well as the associated costs with the reinstallation and adjustments are Buyer’s responsibility.

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment C to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 3

ATTACHMENT “C”

WARRANTY - MATERIAL AND WORKMANSHIP

3)	Embraer will accept no warranty claims under any of the circumstances listed below:

a.	When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the aircraft is operated, when accepted and recommended by I.C.A.O.;

b.	When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;

c.	Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used;

d.	Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;

f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

4)	This Warranty does not apply to (a) Buyer-furnished equipment (BFE) or Buyer- installed equipment (BIE), (b) expendable items, whose service life or maintenance cycle is lower than the warranty period, and (c) materials or parts subjected to deterioration.

5)	The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

6)	TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

Attachment C to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 3

ATTACHMENT “C”

WARRANTY - MATERIAL AND WORKMANSHIP

b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7)	No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

Attachment C to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 3	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E2”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E2 to Purchase Agreement COM0041-08 – Rev. 3	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]		[*****]
[*****]		[*****]

[*****]		[*****]
[*****]		[*****]
[*****]		[*****]

[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

	[*****]	[*****]
[*****]
	[*****]	[*****]
[*****]		[*****]

[*****]		[*****]
[*****]		[*****]
[*****]		[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E3”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E3 to Purchase Agreement COM0041-08 – Rev. 3	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****] [*****]

[*****]

[*****] [*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****] [*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]
[*****] [*****]		[*****]
[*****]	[*****]
[*****]		[*****]
[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]
	[*****]	[*****]
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	[*****]	[*****]
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	[*****]	[*****]
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	[*****]	[*****]
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[*****]		[*****]
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[*****]		[*****]
[*****]		[*****]
[*****]		[*****]

[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 3	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

This Attachment F specifies the terms and conditions of the Dispatch Reliability Guarantee (“DRG”) [*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]				[*****]	[*****]		[*****]		[*****]		[*****]

[*****]

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[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to Purchase Agreement COM0041-08 – Rev. 3	Page 7 of 7

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

SERVICE LIFE GUARANTEE

This Attachment G specifies the terms and conditions of the Service Life Guarantee (“SLG”) [*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “G” to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

SERVICE LIFE GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “G” to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

SERVICE LIFE GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “G” to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

AMENDMENT No.1 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.1 to the Purchase Agreement dated as of April 30, 2008, (the “Amendment No.1”) is entered into by and between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties” and relates to Purchase Agreement COM0041-08 dated March 11th, 2008, as amended from time to time in writing by the Parties (the “Purchase Agreement”).

This Amendment No.1 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.1 and the Purchase Agreement this Amendment No.1 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 LR Aircraft (the “Aircraft”) and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft;

2)	Buyer and Embraer have agreed to accelerate the delivery schedule of eleventh and seventh Aircraft, previously forecasted in March and September 2010, to August and November 2009, respectively;

3)	Buyer has requested and Embraer has agreed that the [*****];

4)	As a consequence of the above agreements the Contractual Delivery Dates described in Article 5 of the Purchase Agreement shall be modified, and the Aircraft Basic Price as set forth in Article 4 of the Purchase Agreement shall be modified as herein stated.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree, as follows:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No 1 to Purchase Agreement COM0050-08 COM0094-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

1. ALTERATION OF THE AIRCRAFT DELIVERY SCHEDULE

Article 5 of the Purchase Agreement is hereby deleted and replaced as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01	December 2008	19	November 2010
02	December 2008	20	December 2010
03	December 2008	21	January 2011
04	January 2009	22	February 2011
05	March 2009	23	March 2011
06	May 2009	24	April 2011
07	June 2009	25	May 2011
08	August 2009	26	June 2011
09	September 2009	27	July 2011
10	November 2009	28	August 2011
11	January 2010	29	September 2011
12	February 2010	30	October 2011
13	April 2010	31	November 2011
14	May 2010	32	December 2011
15	June 2010	33	January 2012
16	July 2010	34	March 2012
17	August 2010	35	May 2012
18	October 2010	36	September 2012

2.	AIRCRAFT BASIC PRICE

Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“Buyer agrees to pay Embraer, in United States dollars, for each Aircraft the sum of [*****], [*****] (the “Aircraft Basic Price”).”

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments and Letter Agreements, which are not specifically amended by this Amendment No.1, shall remain in full force and effect without any change.

4.	COUNTERPARTS

This Amendment No.1 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No.1 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No 1 to Purchase Agreement COM0050-08 COM0094-08	Page 2 of 3

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.1 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Satoshi Yakota	By:	/s/ Gerald B. Lee
Name:	Satoshi Yakota	Name:	Gerald B. Lee
Title:	Executive Vice President	Title:	Managing Director
Strategic Planning and Technology Development

By:	/s/ José Luís D. Molina
Name:	José Luís D. Molina
Title:	Vice President Contracts
Airline Market

Date:	June 6, 2008	Date:	May 30th, 2008

Place:	São José dos Campos – SP	Place	São José dos Campos – SP
	Brazil		Brazil

WITNESS:		WITNESS:

/s/ Marcio Rodolfo Moneira
Name:	MARCIO RODOLFO MOREIRA	Name:
ID:	15721595-7	ID:

Amendment No 1 to Purchase Agreement COM0050-08 COM0094-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

AMENDMENT No.2 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.2 (“Amendment No.2”) dated as of July 31, 2008, is entered into by and between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties” and relates to Purchase Agreement COM0041-08 dated March 11th, 2008, as amended from time to time in writing by the Parties (the “Purchase Agreement”).

This Amendment No.2 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.2 and the Purchase Agreement, this Amendment No.2 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 LR Aircraft (the “Aircraft”) and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft;

2)	The Parties have agreed to convert five (5) [*****] Aircraft into [*****] Aircraft, as well as to revise the delivery schedule set forth in Article 5 of the Purchase Agreement;

3)	Embraer and Buyer wish to set forth additional agreements of the Parties with respect to certain matters related to the purchase of the above referenced Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	INTERPRETATION

1.1	DEFINITIONS

a)	Item 1.1.4 shall be deleted and replace as follows:

“1.1.4 “Aircraft”: shall mean an EMBRAER 190 Aircraft or EMBRAER 195 Aircraft, as defined below, and where the context requires all of such Aircraft.

1.1.4.1 “EMBRAER 190 Aircraft” or “E190 Aircraft”: shall mean the EMBRAER 190 LR version aircraft (certification designation ERJ 190-100 IGW) manufactured by Embraer according to Attachment “A4”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) to be purchased by Buyer pursuant to this Agreement.

1.1.4.3 “EMBRAER 195 Aircraft” or “E195 Aircraft”: shall mean the EMBRAER 195 AR version (certification designation: ERJ 190-200 IGW) aircraft listed manufactured by Embraer according to Attachment “A-1”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0192-08 - Amendment No. 2 to the Purchase Agreement COM0041-08	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

2.	SUBJECT

Article 2 of the Purchase Agreement shall be modified to read as follows:

“Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft;

2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3 Buyer shall have the option to purchase up to [*****] Option Aircraft and up to [*****] Purchase Right Aircraft, in accordance respectively with Articles 21 and 22.”

3.	PRICE

Article 3.1 of the Purchase Agreement shall be modified to read as follows:

“3.1 Buyer agrees to pay Embraer, in United States dollars, for each E190 Aircraft the sum of [*****] (both defined as the “Aircraft Basic Price”).”

4.	DELIVERY

Article 5 of the Purchase Agreement shall be modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01 (E195)	November 2008	19 (E195)	November 2010
02 (E195)	December 2008	20 (E195)	December 2010
03 (E195)	December 2008	21 (E195)	January 2011
04 (E195)	January 2008	22 (E195)	February 2011

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0192-08 - Amendment No. 2 to the Purchase Agreement COM0041-08	Page 2 of 5

CONFIDENTIAL

05 (E195)	February 2009	23 (E195)	March 2011
06 (E190)	April 2009	24 (E195)	April 2011
07 (E190)	May 2009	25 (E195)	May 2011
08 (E190)	June 2009	26 (E195)	June 2011
09 (E190)	July 2009	27 (E195)	July 2011
10 (E190)	November 2009	28 (E195)	August 2011
11 (E195)	January 2010	29 (E195)	September 2011
12 (E195)	February 2010	30 (E195)	October 2011
13 (E195)	Apri 2010	31 (E195)	November 2011
14 (E195)	May 2010	32 (E195)	December 2011
15 (E195)	June 2010	33 (E195)	January 2012
16 (E195)	July 2010	34 (E195)	March 2012
17 (E195)	August 2010	35 (E195)	May 2012
18 (E195)	October 2010	36 (E195)	September 2012

5.2 With regards to the delivery of the two (2) Aircraft in December 2008, Embraer will use commercially reasonable efforts to adjust the schedule so that the first Aircraft is tendered for inspection, acceptance and subsequent delivery to Buyer between the 1st and the 10th of December 2008.”

5.	CERTIFICATION

Article 6.1 of the Purchase Agreement shall be modified to read as follows:

“6.1 The E190 and E195 Aircraft are type certified pursuant to airworthiness requirement RBHA 25 (Regulamento Brasileiro de Homologação Aeronáutica) (Airworthiness Standards - Transport Category Airplanes), corresponding to U.S. FAR part 25, including amendments 25-1 through to 25-117, except section 25.981(c) of Amendment 25-102, Amendment 25-106, Section 25.735(h) of Amendment 25-107, Amendment 111, Amendment 115 and Amendment 116.”

6.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.2, shall remain in full force and effect without any change.

COM0192-08 - Amendment No. 2 to the Purchase Agreement COM0041-08	Page 3 of 5

CONFIDENTIAL

7.	COUNTERPARTS

This Amendment No.2 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

COM0192-08 - Amendment No. 2 to the Purchase Agreement COM0041-08	Page 4 of 5

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.2 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name:	Mauro Kern Junior	Name:	Gerald B. Lee
Title:	Executive Vice President Airline Market	Title:	Managing Director

By:	/s/ José Luís D. Molina
Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	13 August / 2008	Date:	May 30th, 2008

Place:	SJ Campos	Place	São Paulo

WITNESS:		WITNESS:

/s/ Marcio Rodolfo Moneira		/s/ Joice B. Doutel
Name:	MARCIO RODOLFO MOREIRA	Name:	Joice Bigliazzi Doutel
ID:	15721595-7	ID:	30 941 474-4

COM0192-08 - Amendment No. 2 to the Purchase Agreement COM0041-08	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

AMENDMENT No.3 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.3 to the Purchase Agreement dated as of October 21st, 2008, (the “Amendment No.3”) is entered into by and between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investment LLC. (“Buyer”), collectively referred to herein as the “Parties” and relates to Purchase Agreement COM0041-08 dated March 11th, 2008, as amended from time to time in writing by the Parties (the “Purchase Agreement”).

This Amendment No.3 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.3 and the Purchase Agreement, this Amendment No.3 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 LR Aircraft and [*****] EMBRAER 190 (both herein defined as the “Aircraft”) and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft;

2)	The [*****] defined in the Escalation Formula subject of the Attachment “D” to the Purchase Agreement [*****]; and

3)	The Parties have agreed [*****]

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. CHANGES TO ATTACHMENTS OF THE PURCHASE AGREEMENT

Attachment “D” to the Purchase Agreement is hereby deleted and replaced as presented on Exhibit 1 to this Amendment No.3 which shall be deemed to be Attachment “D” for all purposes under the Purchase Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 3 to Purchase Agreement COM0041-08 COM0312-08	Page 1 of 3

CONFIDENTIAL

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments and Letter Agreements, which are not specifically amended by this Amendment No.3, shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No.3 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 3 to Purchase Agreement COM0041-08 COM0312-08	Page 2 of 3

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.3 to be effective as of the date first written above.

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name:	Mauro Kern Junior	Name:	Gerald B. Lee
Title:	Executive Vice President Airline Market	Title:	Managing Director

By:	/s/ Arthur Coutinho
Name:	Arthur Coutinho
Title:	Executive Vice President of Industrial Operations

Date:	12/Dec/08	Date:

Place:	São José dos Campos	Place

WITNESS:		WITNESS:

/s/ Marcio Rodolfo Moneira
Name:	MARCIO RODOLFO MOREIRA	Name:
ID:	15721595-7	ID:

Amendment No. 3 to Purchase Agreement COM0041-08 COM0312-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to the Purchase Agreement COM0041-08 – Rev. 0	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to the Purchase Agreement COM0041-08 – Rev. 0	Page 2 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]	[*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to the Purchase Agreement COM0041-08 – Rev. 0	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

AMENDMENT No.4 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.4 (“Amendment No. 4”) dated as of August 31, 2008, is entered into by and between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties” and relates to Purchase Agreement COM0041-08 dated March 11th, 2008, as amended from time to time in writing by the Parties (the “Purchase Agreement”).

This Amendment No.4 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.4 and the Purchase Agreement, this Amendment No.3 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 LR Aircraft and [*****] EMBRAER 190 (both herein defined as the “Aircraft”) and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft;

2)	Buyer has request and Embraer has agreed to do some changes on the Familiarization Program to the Purchase Agreement;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	FAMILIARIZATION PROGRAM [*****]

1.1	Item 2.3.1.h.1 of the Attachment B pursuant to the Purchase Agreement is hereby amended by adding the following new paragraph:

“Notwithstanding the provisions above, the Parties have agreed [*****] described in the preceding paragraph into (i) [*****] ground familiarization course as regards Aircraft systems, weight and balance, performance and normal/emergency procedures, and (ii) [*****] to attend [*****] full flight simulator [*****] Such training includes the services of an instructor and will be carried out on a level D full flight simulator. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No.4 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

1.2	Item 2.3.1.h.3 of the Attachment B pursuant to the Purchase Agreement is hereby amended by adding the following new paragraph:

“Notwithstanding the provisions above, the Parties have agreed to [*****] This course shall consist of classroom familiarization, including a general description of Aircraft, safety procedures, doors operations, cabin configuration, flight attendant control panels and the [*****] systems [*****].”

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.4, shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No.4 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No.4 to Purchase Agreement COM0041-08	Page 2 of 3

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.4 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name:	Mauro Kern Junior	Name:	Gerald Blake Lee
Title:	Executive Vice President Airline Market		Title:	Managing Director

By:	/s/ Artur Coutinho
Name:	Artur Coutinho
Title:	Executive Vice President of Industrial Operations

Date:	12/Dec/08	Date:

Place:	São José dos Campos	Place:

WITNESS		WITNESS

/s/ Marcio Rodolfo Moreira
Name:	Marcio Rodolfo Moreira	Name:
ID:	15-727595-7	ID:

Amendment No.4 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

AMENDMENT No. 5 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.5 (“Amendment No.5”) dated as of November 25, 2008, is entered into by and between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties” and relates to Purchase Agreement COM0041-08 dated March 11th, 2008, as amended from time to time in writing by the Parties (the “Purchase Agreement”).

This Amendment No.5 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.5 and the Purchase Agreement, this Amendment No.5 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 LR Aircraft and [*****] EMBRAER 190 (both herein defined as the “Aircraft”) and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft;

2)	The Parties have agreed to modify certain items of the Aircraft specific configuration;

3)	The Buyer has requested and Embraer has agreed to [*****]

4)	As a consequence of the above agreements [*****]

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	CONFIGURATION CHANGES TO THE AIRCRAFT

1.1	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 5 to Purchase Agreement COM0041-08	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 5 to Purchase Agreement COM0041-08	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

2.	ATTACHMENTS CHANGES

As a result of the changes referred to above, Attachments “A1” and “A4” (Aircraft Configuration) and “E1” and “E4” (Performance and Weight Guarantee) to the Purchase Agreement are hereby deleted and replaced with new Attachments “A1” and “A4” and “E1” and “E4” in the form of Exhibit 1, 2, 3 and 4, respectively, to this Amendment No. 5.

3.	BASIC PRICE CHANGE

Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer, in United States dollars, [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 5 to Purchase Agreement COM0041-08	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

4.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments and Letter Agreements, which are not specifically amended by this Amendment No.5 and its Attachment, shall remain in full force and effect without any change.

5.	COUNTERPARTS

This Amendment No.5 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 5 to Purchase Agreement COM0041-08	Page 4 of 5

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.5 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name:	Mauro Kern Junior	Name:
Title:	Executive Vice President Airline Market	Title:

By:	/s/ Artur Coutinho
Name:	Artur Coutinho
Title:	Executive Vice President of Industrial Operations

Date:	15/Dec/08	Date:

Place:	São José dos Campos	Place:

WITNESS		WITNESS

/s/ Marcio Rodolfo Moreira
Name:	Marcio Rodolfo Moreira	Name:
ID:	15-727595-7	ID:

Amendment No. 5 to Purchase Agreement COM0041-08	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 195 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 1 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 2 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]

Item	Equipment	ECD
020J008	Alternate CG	Nov. 30, 2008
220J002	Dual HUD Guidance System (CATIIIa and LVTO)	Nov. 30, 2008
232J006	CMF (ACARS) with 3rd VHF datalink Mode 2 include	July 31, 2008
462J001	Electronic Flight Bag system (EFB)	May 31, 2008
N/A	LiveTV in-flight entertainment system	TBD

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 3 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

3.2	INTERIOR FINISHING:

The materials and colours of all and any items of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain for the Aircraft will be in accordance with Buyer’s choices indicated in the Customer Check List Revision N/C executed by and among Buyer, Embraer and C&D Zodiac on February 15, 2008. In case of conflict between the CCL and this Attachment A the latter shall control.

The choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Any BFE materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE materials or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (lncoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 4 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****] The [*****] I and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 5 of 6

EXHIBIT 1 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment A1 to Purchase Agreement COM0041-08 – Rev. 3	Page 6 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 190 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 1 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 2 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

[*****]

Item	Equipment	ECD
232J006	CMF (ACARS) with 3rd VHF datalink Mode 2 included	July 31, 2008
462J001	Electronic Flight Bag system (EFB)	May 31, 2008
NA	LiveTV in-flight entertainment system	TBD

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 3 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before [*****] prior to the first Aircraft contractual delivery date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

Once defined, the choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 4 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (lncoterms 2000) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 5 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “A4”

AIRCRAFT CONFIGURATION

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****] The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF TH IS ATIACHMENT “A4” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATIACHMENT “A4” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A4 to Purchase Agreement COM0041-08 – Rev. 1	Page 6 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

	[*****]	[*****]
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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

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[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08 – Rev. 1	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

	[*****]	[*****]
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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 to Amendment No. 5 to the Purchase Agreement

ATTACHMENT “E4”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 to Purchase Agreement COM0041-08 – Rev. 0	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 6 to Purchase Agreement COM0041-08, dated as of December 12, 2008 (“Amendment 6”) relates to the Purchase Agreement COM0041-08 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 6 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment 6 constitutes an amendment and modification to the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 6 and the Purchase Agreement, this Amendment 6 shall control.

WHEREAS, pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell [*****] EMBRAER 195 AR aircraft and [*****] EMBRAER 190 AR aircraft (the “Aircraft”) and Buyer has been granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft.

WHEREAS, Buyer has requested [*****] from Embraer with the [*****] Aircraft scheduled to be delivered under the Purchase Agreement in December 2008, such Aircraft bearing Embraer-serial numbers [*****] and [*****] (the “Subject Aircraft”).

WHEREAS, after execution of this Amendment 6, Embraer may in its sole discretion take the [*****] (as hereinafter defined) for any or both of the Subject Aircraft.

WHEREAS, Buyer is willing to agree that [*****]

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	ADDITIONAL REMEDIES [*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 6 to Purchase Agreement COM0041-08	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-08

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 6 to Purchase Agreement COM0041-08	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-08

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 6 to Purchase Agreement COM0041-08	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-08

[*****]

4.	DISCLAIMER OF WARRANTIES

EMBRAER DOES NOT OFFER, AND HEREBY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO ANY SERVICE OR ACTION IN CONNECTION WITH THIS AMENDMENT 6, INCLUDING, WITHOUT LIMITATION, STATUTORY WARRANTIES, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE. BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST EMBRAER, EXPRESS OR IMPLIED, ARISING BY STATUTE OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED DEFICIENCY OR NON-CONFORMANCE IN ANY SERVICE OR ACTIONS PERFORMED FOR BUYER OR ANYTHING PROVIDED TO BUYER PURSUANT TO THIS AMENDMENT 6.

5.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically amended by this Amendment 6, shall remain in full force and effect without any change.

6.	COUNTERPARTS

This Amendment 6 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment 6 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Intentionally left blank - Signature page follows]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 6 to Purchase Agreement COM0041-08	Page 4 of 5

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 6 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira		Canela Investments LLC

de Aeronáutica S.A.

By:	/s/ Arthur Coutinho	By:	/s/ Gerald B. Lee
Name:	Arthur Coutinho	Name:	Gerald Blake Lee
Title:	Executive Vice President of Industrial Operations	Title:	Managing Director

By:	/s/ José Luís D. Molina
Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	December 12, 2008	Date:	December 12, 2008
Place:	São José dos Campos	Place:	São José dos Campos

Witness:	/s/ Marcio Rodolfo Moreira	Witness:
Name:	Marcio Rodolfo Moreira
ID:	15.771.595.7	Name:

Amendment No. 6 to Purchase Agreement COM0041-08	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 7 to Purchase Agreement COM0041-08, dated as of December 23, 2008 (“Amendment 7”) relates to the Purchase Agreement COM0041-08 between Embraer- Empresa Brasileira de Aeronautica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 7 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment 7 constitutes an amendment and modification to the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 7 and the Purchase Agreement, this Amendment 7 shall control.

WHEREAS, pursuant to Amendment No. 6 to the Purchase Agreement dated as of December 12, 2008, as amended pursuant to (i) Article 4 of Amendment No. 1 to [*****] dated as of December 15, 2008 and (ii) Article 5 of Amendment No. 2 to [*****] dated as of December 19, 2008 (as so amended, “Amendment 6”), Buyer requested and received [*****] with the importation and exportation for the [*****] Aircraft scheduled to be delivered under the Purchase Agreement in December 2008, such Aircraft bearing Embraer-serial numbers [*****] (the “Subject Aircraft”).

WHEREAS, such [*****] of each of the Subject Aircraft.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	RESTATED SECTION 1 TO AMENDMENT 6

The terms of Section 1 of Amendment 6 are hereby amended and restated in their entirety to read as follows:

Buyer has requested that Embraer take, and Embraer may in its sole discretion agree to take any or all of, the following actions with respect to one or both of the Subject Aircraft: (i) provide an [*****]; (ii) [*****] any or all Subject Aircraft to [*****]; and (iii) any other action that Embraer may in good faith elect to take in connection with the Subject Aircraft prior to [*****] the applicable Subject Aircraft and either [*****] with respect to such Subject Aircraft or [*****]

2.	RESTATED SECTION 2 TO AMENDMENT 6

The terms of Section 2 of Amendment 6 are hereby amended and restated in their entirety to read as follows:

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 7 to Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0041-08

[*****]

[*****]

3.	RESTATED SECTION 3 TO AMENDMENT 6

The terms of Section 3 of Amendment 6 are hereby amended and restated in their entirety to read as follows:

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[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 7 to Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0041-08

[*****]

[*****]

4.	RESTATED SECTION 4 TO AMENDMENT 6

The terms of Section 4 of Amendment 6 are hereby amended and restated in their entirety to read as follows:

EMBRAER DOES NOT OFFER, AND HEREBY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO ANY SERVICE OR ACTION IN CONNECTION WITH THIS AMENDMENT 6, INCLUDING, WITHOUT LIMITATION, STATUTORY WARRANTIES, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE. BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST EMBRAER, EXPRESS OR IMPLIED, ARISING BY STATUTE OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED DEFICIENCY OR NONCONFORMANCE IN ANY SERVICE OR ACTIONS PERFORMED FOR BUYER OR ANYTHING PROVIDED TO BUYER PURSUANT TO THIS AMENDMENT 6.

5.	[*****]

Within [*****] after the date hereof, Buyer shall enter into an agreement with Embraer (i) providing that any event of default under a [*****] by Embraer or an affiliate to an owner of a Subject Aircraft, Buyer or an affiliate shall be a default of and failure by Buyer under the Purchase Agreement, and (ii) [*****], on terms acceptable to Embraer, any [*****] pursuant to, or any credits or other rights of Buyer with respect to, the Purchase Agreement, to the obligations of an owner of a Subject Aircraft, Buyer or any affiliate pursuant to any [*****] made by, or other agreement with, Embraer or any affiliate. 5. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically amended by this Amendment 7, shall remain in full force and effect without any change.

6.	COUNTERPARTS

This Amendment 7 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment 7 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Intentionally left blank – Signature page follows]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 7 to Purchase Agreement COM0041-08	Page 3 of 4

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 7 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira		Canela Investments LLC

de Aeronáutica S.A.

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee
Name:	Mauro Kern Junior	Name:	Gerald Blake Lee
Title:	Executive Vice President Airline Market	Title:	Managing Director

By:	/s/ Flavio Rimoli
Name:	Flavio Rimoli
Title:	Executive Vice President General Counsel

Date:	23/December/2008	Date:
Place:	São José dos Campos	Place:

Witness:	/s/ Marcio Rodolfo Moreira	Witness:
Name:	Marcio Rodolfo Moreira	Name:

Amendment No. 7 to Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 8 to Purchase Agreement COM0041-08, dated as of March 12, 2009 (“Amendment 8”) relates to the Purchase Agreement COM0041-08 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer’’) and Canela Investments LLC (“Buyer’’) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 8 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.8 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.8 and the Purchase Agreement, this Amendment No.8 shall control.

WHEREAS:

1)	The Parties desires to implement certain changes to the Aircraft configuration [*****]

2)	Buyer has requested and Embraer is willing to postpone the Contractual Delivery Date of the Firm Aircraft # 9 and 10, from July 2009 and November 2009 to January 2010 and February 2010.

3)	Such postponement shall cause additional modifications to the Aircraft delivery schedule contained in Article 5.1 of the Purchase Agreement;

4)	In consideration of the postponement, Buyer agrees to pay Embraer the fee as provided for herein.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	CONFIGURATION CHANGES TO THE AIRCRAFT

1.1 [*****] modification

Aircraft [*****] shall be delivered with [*****] in the gray color. There will be no weight alteration due to this change. The Basic Price of the [*****] shall be increased by [*****] for each affected Aircraft, [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 8 to Purchase Agreement COM0041-08	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0041-08

1.2 Installation of [*****]

Aircraft [*****] Aircraft shall be delivered with [*****] installed. Due to this change, the EEW of the affected [*****] Aircraft shall be increased by [*****]. The Attachment “E1” and “E4” (Performance and Weight Guarantee) shall be amended to reflect this [*****] change. The Basic Price of the Aircraft [*****] shall be increased by [*****]

1.3 Provisions for [*****]

Aircraft [*****] Aircraft shall be delivered with provisions for the [*****]. Due to this change, the EEW of the affected [*****] Aircraft shall be increased by [*****]. The Attachment “E1” and “E4” (Performance and Weight Guarantee) shall be amended to reflect this [*****] change. The Basic Price of the Aircraft [*****], shall be increased by [*****]

1.4 [*****] Relocation

[*****] Aircraft [*****] shall be delivered with provisions for a [*****]. Due to this change, the EEW of the affected Aircraft shall be increased by [*****]. The Attachment “E4” (Performance and Weight Guarantee) shall be amended to reflect this [*****] change. The Basic Price of the Aircraft [*****] Aircraft shall be increased by [*****]

1.5 [*****]

[*****] Aircraft [*****] shall be delivered with a [*****]. Due to this change, the EEW of the affected [*****] Aircraft shall be increased by [*****]. The Attachment “E4” (Performance and Weight Guarantee) shall be amended to reflect this [*****]. The Basic Price of the Aircraft [*****] Aircraft shall be increased by [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 8 to Purchase Agreement COM0041-08	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0041-08

2.	DELIVERY

1.1 Article 5 of the Purchase Agreement shall be modified to read as follows: “5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01 (E195)	November 2008	19 (E195)	March 2011
02 (E195)	December 2008	20 (E195)	April 2011
03 (E195)	December 2008	21 (E195)	May 2011
04 (E195)	January 2008	22 (E195)	May 2011
05 (E195)	February 2009	23 (E195)	June 2011
06 (E190)	April 2009	24 (E195)	July 2011
07 (E190)	May 2009	25 (E195)	August 2011
08 (E190)	June 2009	26 (E195)	September 2011
09 (E190)	January 2010	27 (E195)	October2011
10 (E190)	February 2010	28 (E195)	October 2011
11 (E195)	May 2010	29 (E195)	November 2011
12 (E195)	June 2010	30 (E195)	December 2011
13 (E195)	July 2010	31 (E195)	January 2012
14 (E195)	October 2010	32 (E195)	March 2012
15 (E195)	November 2010	33 (E195)	May 2012
16 (E195)	December 2010	34 (E195)	September 2012
17 (E195)	January 2011	35 (E195)	October 2012
18 (E195)	February 2011	36 (E195)	November 2012

3.	[*****] FEE

Buyer shall pay Embraer a fixed and firm amount equal to [*****] within [*****] after the date of execution of this Amendment No.8 by wire transfer of immediately available funds to an account designated in writing by Embraer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 8 to Purchase Agreement COM0041-08	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0041-08

4.	RESTATEMENT OF LIQUIDATED DAMAGES PROVISIONS

The Parties hereby agree that in the event of Buyer’s breach of this Amendment No.8 or in the event of the circumstances specified in Article 20.3 of the Purchase Agreement, the liquidated damages provision set forth in such Article 20.3 of the Purchase Agreement shall apply and each Party hereto restates its understanding that such liquidated damages provision represents a genuine, fair and reasonable estimate of Embraer’s likely damages.

5.	BASIC PRICE CHANGE

Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

3.1 Buyer agrees to pay Embraer in United States dollars, the per unit Aircraft Basic Price as indicated in the table below:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

6.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.8, shall remain in full force and effect without any change.

7.	COUNTERPARTS

This Amendment No. 8 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 8 to Purchase Agreement COM0041-08	Page 4 of 5

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 8 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira		Canela Investments LLC

de Aeronáutica S.A.

By:	/s/ Arthur Coutinho	By:	/s/ Gerald B. Lee
Name:	Arthur Coutinho	Name:	Gerald Blake Lee
Title:	Executive Vice President of Industrial Operations	Title:	Managing Director

By:	/s/ Eduardo Munnós de Campos
Name:	Eduardo Munnós de Campos
Title:	Vice President Contracts Airline Market

Date:	March 12, 2009	Date:	March 12, 2009
Place:	São José dos Campos	Place:	São Paulo, Brazil

Witness:	/s/ Sandra Boelter de Baslos	Witness:	/s/ Aline Munhoz Zamora
Name:	Sandra Boelter de Boslos	Name:	Aline Munhoz Zamora
RG:	1066313048		RG: 32.484.341 -5
CPF: 216.841.928 -03

Amendment No. 8 to Purchase Agreement COM0041-08	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
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	[*****]	[*****]

[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
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[*****]
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[*****]	[*****]	[*****]
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[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Amendment No. 8 to Purchase Agreement COM0041-08	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

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[*****]

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[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 1 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]

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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 2 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 3 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 4 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

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[*****]

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[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 5 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 6 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 7 of 8

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E4” PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

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[*****]	[*****]

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E4 Amendment No. 8 to Purchase Agreement COM0041-08	Page 8 of 8

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 9 to Purchase Agreement COM0041-08, dated as of October 30, 2009 (“Amendment 9”) relates to the Purchase Agreement COM0041-08 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 9 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 9 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 9 and the Purchase Agreement, this Amendment No. 9 shall control.

WHEREAS:

1)	Pursuant and subject to the terms and conditions of the Purchase Agreement Buyer shall buy and Embraer shall sell [*****] Aircraft and pursuant to which, Buyer was granted the right to purchase up to [*****] Option Aircraft and [*****] Purchase Right Aircraft.

2)	The Parties have entered into the [*****] of the Purchase Agreement solely with respect to the Aircraft #05, #06 and #08.

3)	Buyer has requested and Embraer is willing to [*****] the Contractual Delivery Date of the Aircraft #9 and 10, from January and February 2010 to December 2009 and January 2010.

4)	The Parties desire to implement certain changes to the Aircraft configuration which caused [*****].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. SUBJECT

1.1 Article 2.1 of the Purchase Agreement shall be modified to read as follows:

“Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] Aircraft.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 9 to Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0041-08

2.	DELIVERY

2.1 Article 5 of the Purchase Agreement shall be modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01 (E195)	November 2008	19 (E195)	March 2011
02 (E195)	December 2008	20 (E195)	April 2011
03 (E195)	December 2008	21 (E195)	May 2011
04 (E195)	January 2009	22 (E195)	May 2011
05 (E195)	Aircraft Terminated	23 (E195)	June 2011
06 (E195)	Aircraft Terminated	24 (E195)	July 2011
07 (E195)	May 2009	25 (E195)	August 2011
08 (E195)	Aircraft Terminated	26 (E195)	September 2011
09 (E195)	December 2009	27 (E195)	October 2011
10 (E195)	January 2010	28 (E195)	October 2011
11 (E195)	May 2010	29 (E195)	November 2011
12 (E195)	June 2010	30 (E195)	December 2011
13 (E195)	July 2010	31 (E195)	January 2012
14 (E195)	October 2010	32 (E195)	March 2012
15 (E195)	November 2010	33 (E195)	May 2012
16 (E195)	December 2010	34 (E195)	September 2012
17 (E195)	January 2011	35 (E195)	October 2012
18 (E195)	February 2011	36 (E195)	November 2012

3.	CONFIGURATION CHANGES TO THE AIRCRAFT

3.1	[*****] Requirement

Aircraft #09 and all subsequent E190 and E195 Aircraft shall be delivered with a new [*****]. Due to this change, the EEW of the affected Aircraft shall be increased by [*****] for the [*****] Aircraft, and [*****] for the E195 Aircraft, which shall be considered in the relevant Aircraft [*****] as provided in the Purchase Agreement. The Basic Price of the Aircraft #09, 10 and 11 shall not be affected. Aircraft #12 and all subsequent E195 shall be increased by [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 9 to Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0041-08

3.2 [*****]

Aircraft #11 and all subsequent E195 Aircraft shall be delivered with certain interior equipment and furnishings [*****] Due to this change, the EEW of the affected E195 Aircraft shall be increased by [*****] which shall be considered in the relevant Aircraft [*****] as provided in the Purchase Agreement. The Basic Price of the Aircraft #11 and all subsequent E195 Aircraft shall be increased by [*****]

4.	BASIC PRICE CHANGE

Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

3.1 Buyer agrees to pay Embraer in United States dollars, the per unit Aircraft Basic Price as indicated in the table below:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

5.	CHANGES TO ATTACHMENTS OF THE PURCHASE AGREEMENT

Attachments “A1”, “A4”, “E1”, “E4” and “D” to the Purchase Agreement are hereby deleted and replaced as presented in this Amendment No. 9 which shall be deemed to be Attachments “A1”, “A4”, “E1”, “E4” and “D” for all purposes under the Purchase Agreement.

6.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.9, shall remain in full force and effect without any change.

7.	COUNTERPARTS

This Amendment No.9 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 9 to Purchase Agreement COM0041-08	Page 3 of 4

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 9 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee

Name:	Mauro Kern Junior	Name:	Gerald Blake Lee

Title:	Executive Vice President Airline Market	Title:	Director/Attorney in Fact

By:	/s/ Eduardo Munnós de Campos

Name:	Eduardo Munnós de Campos

Title:	Vice President Contracts Airline Market

Date:		Date:	October 30, 2009

Place:		Place:	Barrier – SP

Witness:	/s/ Sandra Boelter de Baslos	Witness:	/s/ Aline Munhoz Zamora

Name:	Sandra Boelter de Boslos	Name:	Aline Munhoz Zamora
RG:			RG: 32.485.341 - 5
CPF: 216.841.928 - 03

Amendment No. 9 to Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 10 to Purchase Agreement COM0041-08, dated as of December 21, 2009 (“Amendment No. 10”) relates to the Purchase Agreement COM0041-08 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 10 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.10 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not o!herwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.10 and the Purchase Agreement, this Amendment No.10 shall control.

WHEREAS, this Amendment No.10 sets forth additional agreements between Embraer and Buyer relative to (i) Buyer’s purchase of additional five (5) new E195 Aircraft to be delivered in 2010 (the “Five New E195”), (ii) the anticipation of the delivery date of certain Aircraft and (iii) certain special conditions for the last six Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	SUBJECT

1.1	Article 2.1 of the Purchase Agreement shall be modified to read as follows:

“Subject to the terms and conditions of this Agreement:

2.1	Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft;

2.	DELIVERY

2.1	Article 5 of the Purchase Agreement shall be modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01 (E195)	November 2008	22 (E195)	January 2011
02 (E195)	December 2008	23 (E195)	February 2011
03 (E195)	December 2008	24 (E195)	March 2011
04 (E195)	January 2009	25 (E195)	April 2011
05 (E195)	Aircraft Terminated	26 (E195)	May 2011

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 10 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0041-08

06 (E190)	Aircraft Terminated	27 (E195)	May 2011
07 (E190)	May 2009	28 (E195)	June 2011
08 (E190)	Aircraft Terminated	29 (E195)	July 2011
09 (E190)	December 2009	30 (E195)	August 2011
10 (E190)	January 2010	31 (E195)	September 2011
11 (E195)	May 2010	32 (E195)	October 2011
12 (E195)	June 2010	33 (E195)	October 2011
13 (E195)	June 2010	34 (E195)	November 2011
14 (E195)	July 2010	35 (E195)	December 2011
15 (E195)	August 2010	36 (E195)	January 2012
16 (E195)	August 2010	37 (E195)	March 2012
17 (E195)	September 2010 (*)	38 (E195)	May 2012
18 (E195)	September 2010 (*)	39 (E195)	September 2012
19 (E195)	October 2010(*)	40 (E195)	October 2012
20 (E195)	November 2010 (*)	41 (E195)	November 2012
21 (E195)	November 2010 (*)

(*)	Five New E195

3.	SPECIAL CONDITIONS FOR THE [*****]

The Purchase Price of the [*****] shall be calculated according to the Escalation Formula provided however that the [*****] (for the avoidance of doubts, the entire period to be considered in the [*****] of such [*****] is from January 2008 up to December 2011).

[*****]

4.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 10, shall remain in full force and effect without any change.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 10 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0041-08

5.	COUNTERPARTS

This Amendment No.10 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 10 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee

Name:	Mauro Kern Junior	Name:	Gerald Blake Lee

Title:	Executive Vice President Airline Market	Title:	Director/Attorney in Fact

By:	/s/ Eduardo Munnós de Campos

Name:	Eduardo Munnós de Campos

Title:	Vice President Contracts Airline Market

Date:	December 21st, 2009	Date:	December 21st, 2009

Place:		Place:

Witness:	/s/ Sandra Boelter de Baslos	Witness:	/s/ Aline Munhoz Zamora

Name:	Sandra Boelter de Boslos	Name:	Aline Munhoz Zamora
RG:			RG: 32.485.341 - 5
CPF: 216.841.928 - 03

Amendment No. 10 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 11 to Purchase Agreement COM0041-08, dated as of October     , 2010 (“Amendment No. 11”) relates to the Purchase Agreement COM0041-08 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 11 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.11 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not othervvise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.11 and the Purchase Agreement, this Amendment No.11 shall control.

WHEREAS:

1)	The Parties desires to implement certain changes to the Aircraft configuration whic [*****]

2)	The [*****] - defined in the Escalation Formula subject of the Attachment “D” to the Purchase Agreement is [*****] and the Parties have agreed [*****]

3)	The Parties have entered into the [*****] of the Purchase Agreement solely with respect to the Aircraft #09.

4)	The Parties have also agreed on changing the Contractual Delivery Dates for 2011 and 2012.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. SUBJECT

1.1 Article 2.1 of the Purchase Agreement shall be modified to read as follows:

“Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft;

2.	DELIVERY

2.1 Article 5 of the Purchase Agreement shall be modified to read as follows

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 11 to Purchase Agreement COM0041-08	Page 1 of 6

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

Paulo, Brazil, according to the following schedule:

Aircraft#	Contractual Delivery Date	Aircraft#	Contractual Delivery Date
01 (E195)	November 2008	22 (E195)	January 2011
02 (E195)	December 2008	23 (E195)	February 2011
03 (E195)	December 2008	24 (E195)	March 2011
04 (E195)	January 2009	25 (E195)	April 2011
05 (E195)	Aircraft Terminated	26 (E195)	May 2011
06 (E190)	Aircraft Terminated	27 (E195)	June 2011
07 (E190)	May 2009	28 (E195)	July 2011
08 (E190)	Aircraft Terminated	29 (E195)	August 2011
09 (E190	Aircraft Terminated	30 (E195)	September 2011
10 (E190)	January 2010	31 (E195)	October 2011
11 (E195)	May 2010	32 (E195)	November 2011
12 (E195)	June 2010	33 (E195)	December 2011
13 (E195)	June 2010	34 (E195)	January 2012
14 (E195)	July 2010	35 (E195)	February 2012
15 (E195)	August 2010	36 (E195)	March 2012
16 (E195)	August 2010	37 (E195)	April 2012
17 (E195)	September 2010 (*)	38 (E195)	May 2012
18 (E195)	September 2010 (*)	39 (E195)	September 2012
19 (E195)	October 2010 (*)	40 (E195)	October 2012
20 (E195)	November 2010 (*)	41 (E195)	November 2012
21 (E195)	November 2010 (*)

(*)	Five New E195”

3.	CHANGE IN THE AIRCRAFT CONFIGURATION

3.1 [*****]

[*****] Aircraft [*****] have been delivered with the [*****] components installed in the [*****] as referred in the PMC/022 dated February 18, 2009).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 11 to Purchase Agreement COM0041-08	Page 2 of 6

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

There is an increase of [*****] in the EEW of such affected [*****] Aircraft due to this change. The Basic Price of the [*****] Aircraft [*****] has been increased by [*****]

3.2 Change [*****]

[*****] Aircraft [*****] has been delivered with the [*****] as referred in the PMC/024 dated June 22, 2009). There is an increase of [*****] in the EEW of such affected [*****] Aircraft due to this change. The Basic Price of the [*****] Aircraft [*****] has been increased by [*****]

3.3 Inclusion of [*****]

Aircraft [*****] shall be delivered with [*****] (as referred in the PMC/027 dated September 3, 2009). There will be no weight alteration in the affected Aircraft due to this change. The Basic Price of the Aircraft [*****] shall be increased by [*****]

3.4 Translation to [*****].

Aircraft [*****] shall be delivered with [*****] (as referred in the PMC/028 dated November, 9, 2009). There will be no weight alteration in the affected Aircraft due to this change. The Basic Price of the [*****] shall be increased by [*****].

3.5 [*****] installation [*****]

Aircraft [*****] shall be delivered with a [*****] (as referred in the PMC/029 dated January 21, 2010). There will be no weight alteration in the affected Aircraft due to this change. The Basic Price of the Aircraft [*****] shall be increased by [*****]

3.6 [*****]

Aircraft [*****] shall be delivered with [*****] (as referred in the PMC/030 dated January 21, 2010). There will be no weight alteration on the affected Aircraft due to this change. The Basic Price of the Aircraft [*****] shall be increased by [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 11 to Purchase Agreement COM0041-08	Page 3 of 6

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

3.7 New [*****]

Aircraft [*****] shall be delivered with a new [*****] (as referred in the PMC/031 dated February, 24, 2010). There will be a decrease of [*****] in the EEW of the affected Aircraft due to this change. The Basic Price of the Aircraft [*****] shall be increased by [*****]

4.	BASIC PRICE CHANGE

4.1 Aircraft Basic Price: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

4.2 Aircraft Basic Price for Conversion Aircraft: Due to the changes in the Aircraft configuration, Article 23.4 of the Purchase Agreement is hereby modified to read as follows:

“23.4 The Conversion Aircraft Basic Price for each the [*****], in [*****], including the optional equipment and customized lay outs defined respectively in Attachments “A2”, “A3” and “A4”, are:

	[*****]	[*****]	[*****]
Basic Price	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 11 to Purchase Agreement COM0041-08	Page 4 of 6

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

5.	CHANGES TO ATTACHMENTS OF THE PURCHASE AGREEMENT

As a result of the changes referred to above, Attachments “A 1” and “A4” (Aircraft Configuration), “E1” and “E4” (Performance and Weight Guarantee) and Attachment “D” (Escalation Formula) to the Purchase Agreement are hereby deleted and replaced with new Attachments “A1”, “A4”, “E1”,“E4” and “D” to this Amendment No. 11.

6.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 11, shall remain in full force and effect without any change.

7.	COUNTERPARTS

This Amendment No.11 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 11 to Purchase Agreement COM0041-08	Page 5 of 6

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 11 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Gerald B. Lee

Name:	Mauro Kern Junior	Name:	Gerald Blake Lee

Title:	Executive Vice-President New Programs, Airline Market	Title:	Canela Investments, LLC Managing Director

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice President, Contracts
Airline Market

Date:	October 26, 2010	Date:	October 26th, 2010

Place:	Sáo José dos Campos, SP	Place:	Barueri, SP

Witness:	/s/ Carlos Martins Dutra	Witness:	/s/ Aline Munhoz Zamora

Name:	Carlos Martins Dutra	Name:	Aline Munhoz Zamora
RG:			RG: 32.485.341 - 5
CPF: 216.841.928 - 03

Amendment No. 11 to Purchase Agreement COM0041-08	Page 6 of 6

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 12 to Purchase Agreement COM0041-08, dated as of September 30th, 2011 (“Amendment No. 12”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 12 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.12 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.12 and the Purchase Agreement, this Amendment No.12 shall control.

WHEREAS:

1)	Buyer desires to purchase [*****] E195 aircraft pursuant to the Purchase Agreement;

2)	The Parties desires to implement certain changes to the Aircraft configuration which caused [*****]

3)	The Parties have entered into a [*****] with respect to each of the following Aircraft #13, 18, 19, 20, 21, 23, 24 and 26;

4)	Buyer desires to modify the Aircraft delivery schedule contained in Article 5.1 of the Purchase Agreement;

5)	The Parties desire to include Attachment “D1” to the Purchase Agreement.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT

1.1 Article 2.1 of the Purchase Agreement is hereby modified to read as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft.”

2.	DELIVERY

2.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 12 to Purchase Agreement COM0041-08	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-08

Aircraft #	Contractual Delivery Date	Aircraft	Contractual Delivery Date
01 (E195)	Nov 2008	32 (E195)	Dec 2011
02 (E195)	Dec 2008	33 (E195)	Dec 2011
03 (E195)	Dec 2008	34 (E195)	Jan 2012
04 (E195)	Jan 2009	35 (E195)	Feb 2012
05 (E195)	Aircraft Terminated	36 (E195)	Mar 2012
06 (E190)	Aircraft Terminated	37 (E195)	Apr 2012
07 (E190)	May 2009	38 (E195)	May 2012
08 (E190)	Aircraft Terminated	39 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	40 (E195)	Nov 2012
10 (E190)	Jan 2010	41 (E195)	Dec 2012
11 (E195)	May 2010	42 (E195)	Mar 2013
12 (E195)	Jun 2010	43 (E195)	May 2013
13 (E195)	Aircraft Terminated	44 (E195)	Jun 2013
14 (E195)	Jul 2010	45 (E195)	Oct 2013
15 (E195)	Aug 2010	46 (E195)	Nov 2013
16 (E195)	Aug 2010	47 (E195)	Feb 2014
17 (E195)	Sep 2010 (*)	48 (E195)	Mar 2014
18 (E195)	Aircraft Terminated (*)	49 (E195)	Apr 2014
19 (E195)	Aircraft Terminated(*)	50 (E195)	Jun 2014
20 (E195)	Aircraft Terminated(*)	51 (E195)	Sep 2014
21 (El 95)	Aircraft Terminated(*)	[*****]	[*****]
22 (E195)	Jan 2011	[*****]	[*****]
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Jun 2011	[*****]	[*****]
28 (E195)	Jul 2011	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]

(*)	Five New E195

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 12 to Purchase Agreement COM0041-08	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-08

3.	CHANGES TO THE AIRCRAFT CONFIGURATION

3.1 [*****] - modification for [*****]

Aircraft [*****] shall be delivered with [*****] The EEW of the affected Aircraft shall increase in [*****] due to this change. The Basic Price of the affected Aircraft shall be increased by [*****].

3.2 Azul E195 - Green Livery

Aircraft [*****] shall be delivered painted in green. The Basic Price of the affected Aircraft shall be increased by [*****]

3.3 Azul E195 - Flagship Livery

Aircraft [*****] shall be delivered painted with the Brazilian flag colors. The Basic Price of the affected Aircraft shall be increased by [*****].

3.4 Azul E195 — Azul Viagens Livery

Aircraft [*****] shall be delivered painted with LogoJet Azul Viagens colors. The Basic Price of the affected Aircraft shall be increased by [*****]

3.5 [*****]

Buyer requested to have Aircraft [*****] to be delivered with [*****]. As a consequence, the Basic Price of the Aircraft [*****] to Aircraft [*****] shall be [*****] Specifically for Aircraft [*****], due to the fact that the [*****] were performed in an expedited manner, the Basic Price of this Aircraft [*****] shall be [*****]

4.	BASIC PRICE CHANGE

4.1 Aircraft Basic Price: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 12 to Purchase Agreement COM0041-08	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-08

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

4.2 Escalation: Article 3.3 of the Purchase Agreement is hereby modified to read as follows:

“3.3 The Basic Price of Aircraft [*****] to Aircraft [*****], Aircraft [*****] and Aircraft [*****] shall be [*****] The Basic Price of Aircraft [*****], Aircraft [*****] and Aircraft [*****] to Aircraft [*****] shall be [*****].

Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [*****] prior to each Aircraft Contractual Delivery Date.”

5.	INCLUSION OF ATTACHMENT “D1”

A new Attachment “D1” attached to this Amendment No.12 is hereby included in the Purchase Agreement as Attachment “D1”.

6.	CHANGE TO CLAUSE SPECIAL CONDITIONS FOR THE [*****]

Article 3 to Amendment No. 10 to the Purchase Agreement is hereby deleted as if such Article 3 had never been included in the Amendment No. 10 to the Purchase Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 12 to Purchase Agreement COM0041-08	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-08

7.	[*****]

In consideration of Buyer [*****] Aircraft as contemplated in this Amendment No. 12, the [*****] already provided by Embraer to Buyer shall be considered [*****], and therefore there is [*****] by Buyer to Embraer in relation to this [*****].

8.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.12, shall remain in full force and effect without any change.

9.	COUNTERPARTS

This Amendment No.12 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 12 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A		Canela Investments LLC

By:	/s/ José Luis D’Avila Molina	By:	/s/ Gerald Blake Lee

Name:	José Luis D’Avila Molina	Name:	Gerald Blake Lee

Title:	Vice President, Contracts Airline Market	Title:	Canela Investments, LLC Managing Director

By:	/s/ Eduardo Manhós de Campos

Name:	Eduardo Manhós de Campos

Title:	Vice President, Latin America Airline Market

Date:	September 30, 2011	Date:	September 30, 2011

Place:	São José dos Campos, SP	Place:	Barueri, SP.

Witnesses: /s/ Fernando Bueno		Witnesses: /s/ Aline Munhoz Zamara

Name:	Fernando Bueno	Name:	Aline Munhoz Zamara
ID: RG: 32.485.341-5
CPF: 216.841.928-03

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 12 to Purchase Agreement COM0041-08	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 12 to the Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 12 to the Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 12 to the Purchase Agreement COM0041-08	Page 3 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 12 to the Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 13 to Purchase Agreement COM0041-08, dated as of November 9, 2011 (“Amendment No. 13”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 13 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.13 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.13 and the Purchase Agreement, this Amendment No.13 shall control.

WHEREAS:

1)	The Parties have entered into a [*****] with respect to each of the following Aircraft #27 and #28;

2)	Buyer has requested to change the Basic Price of certain Aircraft as a result of [*****]

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT

1.1	Article 2.1 of the Purchase Agreement is hereby modified to read as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E95 Aircraft and [*****] E90 Aircraft.”

2.	DELIVERY

2.1	Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	32 (E195)	Dec 2011
02 (E195)	Dec 2008	33 (E195)	Dec 2011
03 (E195)	Dec 2008	34 (E195)	Jan 2012
04 (E195)	Jan 2009	35 (E195)	Feb 2012
05 (E195)	Aircraft Terminated	36 (E195)	Mar 2012
06 (E190)	Aircraft Terminated	37 (El 95)	Apr 2012

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 13 to Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-08

07 (E190)	May 2009	38 (E195)	May 2012
08 (E190)	Aircraft Terminated	39 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	40 (E195)	Nov 2012
10 (E190)	Jan 2010	41 (E195)	Dec 2012
11 (E195)	May 2010	42 (E195)	Mar 2013
12 (E195)	Jun 2010	43 (E195)	May 2013
13 (E195)	Aircraft Terminated	44 (E195)	Jun 2013
14 (E195)	Jul 2010	45 (E195)	Oct 2013
15 (E195)	Aug 2010	46 (E195)	Nov 2013
16 (E195)	Aug 2010	47 (E195)	Feb 2014
17 (E195)	Sep 2010 (*)	48 (E195)	Mar 2014
18 (E195)	Aircraft Terminated (*)	49 (E195)	Apr 2014
19 (E195)	Aircraft Terminated(*)	50 (E195)	Jun 2014
20 (E195)	Aircraft Terminated(*)	51 (E195)	Sep 2014
21 (E195)	Aircraft Terminated(*)	[*****]	[*****]
22 (E195)	Jan 2011	[*****]	[*****]
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (El95)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (El95)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]

(*)	Five New E195

[*****]

3.	BASIC PRICE CHANGE

3.1 Aircraft Basic Price: [*****] by Buyer, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 13 to Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-08

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

3.2 Escalation: Article 3.3 of the Purchase Agreement is hereby modified to read as follows:

“3.3 The Basic Price of Aircraft [*****] to Aircraft [*****], Aircraft [*****] and Aircraft [*****] shall be [*****] The Basic Price of Aircraft [*****], Aircraft [*****], Aircraft [*****], and Aircraft [*****] to Aircraft [*****] shall be [*****] tached to this Amendment No.13 which is hereby included in the Purchase Agreement.

Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [*****] each Aircraft Contractual Delivery Date.”

4.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.13, shall remain in full force and effect without any change.

5.	COUNTERPARTS

This Amendment No.13 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 13 to Purchase Agreement COM0041-08	Page 3 of 4

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 13 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ Gerald B. Lee

Name:	Artur Coutinho	Name:	Gerald Blake Lee

Title:	COO – Chief Operating Officer	Title:	Canela Investments, LLC Managing Director

By:	/s/ Jose Luis D’Avila Molina

Name:	Jose Luis D’Avila Molina

Title:	Vice President, Contracts Commercial Aviation

Date:	November 9, 2011	Date:	November 9, 2011

Place:	SJ Campos, Brazil	Place:	Barueri, Brazil

Witness:	/s/ Sandra Boelter de Baslos	Witness:	/s/ Priscilla Ferreira Branco

Name:	Sandra Boelter de Baslos	Name:	Priscilla Ferreira Branco
		Identidade:	12626633-7 - IPP
		CPF:	090614607-67

Amendment No. 13 to Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 13 to Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 13 to Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 13 to Purchase Agreement COM0041-08	Page 3 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 13 to Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 14 to Purchase Agreement COM0041-08, dated as of December 1st 2011 (“Amendment No. 14”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 14 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.14 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.14 and the Purchase Agreement, this Amendment No.14 shall control.

WHEREAS:

1.	Buyer has requested to repaint certain portion of Aircraft #30 prior to delivery:

2.	Buyer has requested to change the Basic Price of certain Aircraft as a result of [*****].

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	EXTERNAL PAINTING CHANGE

Aircraft #30 shall have some portion of its fuselage repainted as agreed by Buyer and Embraer. The Basic Price of this Aircraft shall be [*****].

2.	BASIC PRICE CHANGE

2.1 Aircraft Basic Price: [*****] by Buyer, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 14 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0041-08

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

3.2 Escalation: Article 3.3 of the Purchase Agreement is hereby modified to read as follows:

“3.3 The Basic Price of Aircraft [*****] to Aircraft [*****], Aircraft [*****] and Aircraft [*****] shall be [*****] to the Purchase Agreement. The Basic Price of Aircraft [*****], Aircraft [*****], Aircraft [*****], Aircraft [*****], Aircraft [*****] and Aircraft [*****] to Aircraft [*****] shall be [*****] attached to this Amendment No.14 which is hereby included in the Purchase Agreement.

Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [*****] to each Aircraft Contractual Delivery Date.”

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.14, shall remain in full force and effect without any change.

4.	COUNTERPARTS

This Amendment No.14 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 14 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 14 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ Gerald B. Lee

Name:	Artur Coutinho	Name:	Gerald Blake Lee

Title:	COO – Chief Operating Officer	Title:	Canela Investments, LLC Managing Director

By:	/s/ Jose Luis D’Avila Molina

Name:	Jose Luis D’Avila Molina

Title:	Vice President, Contracts Commercial Aviation

Date:	December 1st, 2011	Date:	Barueri, December 1st, 2011

Place:	São José dos Campos, SP	Place:	Barueri, Brazil

Witness:	/s/ Sandra Boelter de Baslos	Witness:	/s/ Priscilla Ferreira Branco

Name:	Sandra Boelter de Baslos	Name:	Priscilla Ferreira Branco
		Identidade:	12626633-7 - IPP
CPF: 090614607-67

Amendment No. 14 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 14 to Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 14 to Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 14 to Purchase Agreement COM0041-08	Page 3 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No. 14 to Purchase Agreement COM0041-08	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 15 COM 0021-12 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 15 to Purchase Agreement COM0041-08, dated as of January     , 2012 (“Amendment No. 15”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 15 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.15 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.15 and the Purchase Agreement, this Amendment No.15 shall control.

WHEREAS,

a) Buyer has requested and Embraer is willing to [*****] the Contractual Delivery Date of the Aircraft #39, #40 and #41;

b) In view of the above, Parties have agreed to modify the Aircraft delivery schedule contained in Article 5.1 of the Purchase Agreement;

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	32 (E195)	Dec 2011
02 (E195)	Dec 2008	33 (E195)	Dec 2011
03 (E195)	Dec 2008	34 (E195)	Jan 2012
04 (E195)	Jan 2009	35 (E195)	Feb 2012
05 (E1.95)	Aircraft Terminated	36 (E195)	Mar 2012
06 (E190)	Aircraft Terminated	37 (E195)	Apr 2012
07 (E190)	May 2009	38 (E195)	May 2012
08 (E190)	Aircraft Terminated	39 (E195)	Sep 2012
09 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
10 (E190)	Jan 2010	41 (E195)	Nov 2012
11 (E195)	May 2010	42 (E195)	Mar 2013
12 (E195)	Jun 2010	43 (E195)	May 2013

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 15 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 15 COM 0021-12 TO PURCHASE AGREEMENT

COM0041-08

13 (E195)	Aircraft Terminated	44 (E195)	Jun 2013
14 (E195)	Jul 2010	45 (E195)	Oct 2013
15 (E195)	Aug 2010	46 (E195)	Nov 2013
16 (E195)	Aug 2010	47 (E195)	Feb 2014
17 (E195)	Sep 2010 (*)	48 (E195)	Mar 2014
18 (E195)	Aircraft Terminated (*)	49 (El 95)	Apr 2014
19 (E195)	Aircraft Terminated(*)	50 (E195)	Jun 2014
20 (E195)	Aircraft Terminated(*)	51 (E195)	Sep 2014
21 (E195)	Aircraft Terminated(*)	[*****]	[*****]
22 (E195)	Jan 2011	[*****]	[*****]
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]

(*)	Five New E195

[*****]

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments and Letter Agreements, which are not specifically amended by this Amendment No.15, shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No.15 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 15 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 15 COM 0021-12 TO PURCHASE AGREEMENT

COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 15 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ Gerald B. Lee

Name:	Artur Coutinho	Name:	Gerald Blake Lee

Title:	COO – Chief Operating Officer	Title:	Canela Investments, LLC
Managing Director

By:	/s/ Jose Luis D’Avila Molina

Name:	Jose Luis D’Avila Molina

Title:	Vice President, Contracts
Commercial Aviation

Date:	January 23rd, 2012	Date:	January 20th, 2012

Place:	São José dos Campos, SP	Place:	Barueri, Brazil

Witness:	/s/ Isabella Brasil Strottmann	Witness:	/s/ Aline Munloz Zamora

Name:	Isabella Brasil Strottmann	Name:	Aline Munloz Zamora
		RG:	32.485.341-5
		CPF:	216.841.928-03

Amendment No. 15 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 16 to Purchase Agreement COM0041-08, dated as of May 02, 2012 (“Amendment No. 16”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 16 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.16 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.16 and the Purchase Agreement, this Amendment No.16 shall control.

WHEREAS, The Parties desires to implement certain changes to the Aircraft configuration which caused an [*****].

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CHANGES TO THE AIRCRAFT CONFIGURATION

[*****]

[*****] shall be delivered with [*****]. As a consequence, the Basic Price of the Aircraft [*****] shall be increased by [*****]

2.	BASIC PRICE CHANGE

2.1 Aircraft Basic Price: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement is hereby modified to be read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 16 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

3.	INCLUSION OF ATTACHMENT “A1 and E1”

A new Attachment “Al” and “E1” attached to this Amendment No.16 is hereby included in the Purchase Agreement to be read as presented on Exhibit 1 and Exhibit 2 to this Amendment No.16.

4.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.16, shall remain in full force and effect without any change.

5.	COUNTERPARTS

This Amendment No.16 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 16 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 16 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ John Peter Rodgerson

Name:	Mauro Kern Junior	Name:	Canela Investments, LLC

Title:	Executive Vice-President	Title:	Managing Director
Engineering and Technology

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice President, Contracts
Commercial Aviation

Date:	May 4th, 2012	Date:	May 2nd, 2012

Place:	São José Dos Campos, SP, Brazil	Place:	Barueri, SP

Witness:	/s/ Isabella Brasil Strottmann	Witness:	/s/ Aline Munhoz Zamora

Name:	Isabella Brasil Strottman	Name:	Aline Munhoz Zamora

		RG:	32.485.341-5
		CPF:	216.841.928-03

Amendment No. 16 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 195 shall be manufactured according to (i) the Technical Description [*****] dated as of November 2007 which although not attached hereto, are incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 1 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 2 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 3 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

[*****]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of color and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a color and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and color scheme.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 4 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

3.2	INTERIOR FINISHING:

The materials and colours of all and any items of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain for the Aircraft will be in accordance with Buyer’s choices indicated in the Customer Check List Revision N/C executed by and among Buyer, Embraer and C&D Zodiac on February 15, 2008. In case of conflict between the CCL and this Attachment A the latter shall control.

The choices of interior finishing made by Buyer shall apply to all Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Any BFE materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE materials or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered in DDP conditions (Incoterms 2000) to C&D Zodiac —14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

The Aircraft galleys have space provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical products, shall be BIE items.

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If Buyer fails to make any choice or definition which Buyer is required to make regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 5 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “A1”

AIRCRAFT CONFIGURATION

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s nonperformance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Offer Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses of Embraer incurred in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer upon demand.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information, and (ii) [*****] manufactured by [*****]. The [*****] and the [*****] that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment A1 to Purchase Agreement COM0041-08	Page 6 of 6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 1 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]

[*****]
[*****]		[*****]	[*****]
[*****]	[*****]
[*****]	[*****]		[*****]
[*****]	[*****]
		[*****]	[*****]
		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 2 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 3 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
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	[*****]	[*****]
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	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 4 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 5 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 6 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 7 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 8 of 9

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 TO AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “E1”

PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment E1 to Purchase Agreement COM0041-08	Page 9 of 9

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 17 to Purchase Agreement COM0041-08, dated as of July 11, 2012 (“Amendment No. 17”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 17 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.17 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.17 and the Purchase Agreement, this Amendment No.17 shall control.

WHEREAS, The Parties desires to implement certain changes to the Aircraft configuration which caused an [*****].

Now therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CHANGE TO THE AIRCRAFT CONFIGURATION

1.1 Azul E195 – New Logo Jet “Sua arte lá em cima”

[*****] shall be delivered painted with the new logo jet “Sua arte la em cima”. The Basic Price of the affected Aircraft shall be [*****].

2.	BASIC PRICE CHANGE

2.1 Aircraft Basic Price: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 17 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-08

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 17, shall remain in full force and effect without any change.

4.	COUNTERPARTS

The Amendment No. 17 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 17 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 17 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ David Gary Neeleman

Name:	Artur Coutinho	Name:	David Gary Neeleman

Title:	COO – Chief Operating Officer	Title:	President

By:	/s/ Jose Luis D’Avila Molina

Name:	Jose Luis D’Avila Molina

Title:	Vice President, Contracts
Commercial Aviation

Date:		Date:

Place:		Place:

Witness:	/s/ Fabiola Neri Tocci Moreira	Witness:	/s/ Aline Munhoz Z.
Name:	Fabiola Neri Tocci Moreira	Name: Aline Munhoz Z.
RG: 32.485.341-5
CPF: 216.841.928-03

Amendment No. 17 to Purchase Agreement COM0041-08	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 18 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 18 to Purchase Agreement COM0041-08, dated as of December 28, 2012 (“Amendment No. 18”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment 18 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.18 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.18 and the Purchase Agreement, this Amendment No.18 shall control.

WHEREAS, the Parties have mutually agreed to [*****] of the Purchase Right Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CHANGE TO PURCHASE RIGHT AIRCRAFT

1.1	Article 22.3 of the Purchase Agreement is hereby modified as follows:

“22.3 In case Embraer has not received Exercise Notices for all Purchase Right Aircraft on or before [*****] Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft. The Exercise Notice shall specify the desirable delivery month for the Purchase Right Aircraft that Buyer intends to firm-up. The contractual delivery date for any Purchase Right Aircraft (“Purchase Right Aircraft Contractual Delivery Date”) shall be no later than [*****].”

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.18, shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No.18 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 18 to Purchase Agreement COM0041-08	Page 1 of 2

AMENDMENT No. 18 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 18 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Flávio Rímoli	By:	/s/ John Peter Rodgerson

Name:	Flávio Rímoli	Name:	John Peter Rodgerson
Title:	Executive Vice President	Title:	President

By:	/s/ Jose Luis D’Avila Molina
Name:	Jose Luis D’Avila Molina
Title:	Vice President, Contracts
Commercial Aviation

Date:	January 31st, 2013	Date:	October 28th, 2012

Place:	São José dos Campos, SP	Place:	Barueri, SP

Witness:	/s/ Fabiola Neri Tocci Moreira	Witness:	/s/ Aline Munhoz Zamora

Name:	Fabiola Neri Tocci Moreira	Name:	Aline Munhoz Zamora
RG: 32.485.341-5
CPF: 216.841.928-03

Amendment No. 18 to Purchase Agreement COM0041-08	Page 2 of 2

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No.19 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 19 to Purchase Agreement COM0041-08, dated as of April 9, 2013 (“Amendment No. 19”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 19 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.19 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.19 and the Purchase Agreement, this Amendment No.19 shall control.

WHEREAS, Buyer decided to purchase [*****] E195 Aircraft pursuant to the Purchase Agreement.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT

1.1 Article 2.1 of the Purchase Agreement is hereby modified to read as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft.”

2.	BASIC PRICE CHANGE

2.1 Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement is hereby modified to read as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No.19 to Purchase Agreement COM0041-08 COM0068-13	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No.19 TO PURCHASE AGREEMENT COM0041-08

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

3.	DELIVERY

3.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Mar 2013
11 (E195)	May 2010	43 (E195)	May 2013
12 (E195)	Jun 2010	44 (E195)	Jun 2013

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 19 to Purchase Agreement COM0041-08 COM0068-13	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No.19 TO PURCHASE AGREEMENT COM0041-08

13 (E195)	Aircraft Terminated	45 (E195)	Jun 2013
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013
17 (E195)	Sep 2010 (*)	49 (E195)	Feb 2014
18 (E195)	Aircraft Terminated (*)	50 (E195)	Mar 2014
19 (E195)	Aircraft Terminated (*)	51 (E195)	Apr 2014
20 (E195)	Aircraft Terminated (*)	52 (E195)	Jun 2014
21 (E195)	Aircraft Terminated (*)	53 (E195)	Sep 2014
22 (E195)	Jan 2011	[*****]	[*****]
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

4.	CHANGE TO THE ATTACHMENT “D1”

As a result of the changes referred to above, Attachment “D1” (Escalation Formula) to the Purchase Agreement are hereby deleted and replaced with new Attachment “D1” to this Amendment No.19.

5.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.19, shall remain in full force and effect without any change.

6.	COUNTERPARTS

This Amendment No.19 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 19 to Purchase Agreement COM0041-08 COM0068-13	Page 3 of 4

AMENDMENT No.19 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 19 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		Canela Investments LLC

By:	/s/ Flavio Rimoli	By:	/s/ John Rodgerson
Name:	Flavio Rimoli	Name:	John Rodgerson
Title:	Executive Vice-President	Title:	Managing Director
Corporate Services

By:	/s/ Mauro Kern Junior
Name:	Mauro Kern Junior
Title:	Executive Vice-President
Engineering & Technology

Date:	April 9, 2013	Date:	April 9, 2013
Place:	São José dos Campos – SP Brazil	Place:	São José dos Campos – SP Brazil

WITNESS:		WITNESS:

/s/ Fabiola Neri Tocci Moreira		/s/ Aline Munhoz Zamora
Name:	Fabiola Neri Tocci Moreira	Name:	Aline Munhoz Zamora
ID:		ID:

Amendment No. 19 to Purchase Agreement COM0041-08 COM0068-13	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT 19 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No.14 to the Purchase Agreement COM0041-08	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT 19 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No.14 to the Purchase Agreement COM0041-08	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT 19 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]	[*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No.14 to the Purchase Agreement COM0041-08	Page 3 of 4

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO AMENDMENT 19 TO PURCHASE AGREEMENT COM0041-08

ATTACHMENT “D1”

ESCALATION FORMULA

[*****]

[*****]

[*****]	[*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]
[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D1 to Amendment No.14 to the Purchase Agreement COM0041-08	Page 4 of 4

AMENDMENT No.20 TO PURCHASE AGREEMENT COM0041-08

This Amendment No.20 to Purchase Agreement COM0041-08, dated as of May 29th, 2013 (“Amendment No. 20”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 20 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.20 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.20 and the Purchase Agreement, this Amendment No.20 shall control.

WHEREAS, Buyer and Embraer have agreed to change the Contractual Delivery Month of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

1.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Mar 2013
11 (E195)	May 2010	43 (E195)	May 2013
12 (E195)	Jun 2010	44 (E195)	Jun 2013
13 (E195)	Aircraft Terminated	45 (E195)	Jun 2013
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013

Amendment No.20 to Purchase Agreement COM0041-08 COM0339-13	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No.20 TO PURCHASE AGREEMENT COM0041-08

17 (E195)	Sep 2010 (*)	49 (E195)	Dec 2013
18 (E195)	Aircraft Terminated(*)	50 (E195)	Dec 2013
19 (E195)	Aircraft Terminated(*)	51 (E195)	Mar 2014
20 (E195)	Aircraft Terminated(*)	52 (E195)	Apr 2014
21 (E195)	Aircraft Terminated(*)	53 (E195)	Jun 2014
22 (E195)	Jan 2011	54 (E195)	Sep 2014
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No.20, shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No.20 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No.20 to Purchase Agreement COM0041-08 COM0339-13	Page 2 of 3

AMENDMENT No.20 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.20 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ John Peter Rodgerson
Name:	Artur Coutinho	Name:	John Peter Rodgerson
Title:	COO – Chief Operating Officer	Title:	Managing Director

By:	/s/ José Luis D’Avila Molina
Name:	José Luis D’Avila Molina
Title:	Vice President, Contracts – Commercial Aviation

Date:	June 14, 2013	Date:	May 29, 2013

Place:	Sáo José dos Campos, SP	Place:	Barueri – SP – BR

WITNESS:		WITNESS:

/s/ Fabiola Neri Tocci Moreira		/s/ Flávia Ferreira da Silva
Name:	Fabiola Neri Tocci Moreira	Name:	Flávia Ferreira da Silva
ID:	33.734989-7	ID:	CPF: 226.817.618-59
RG 35.356.897-1 SSP/SP

Amendment No.20 to Purchase Agreement COM0041-08 COM0339-13	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 21 to Purchase Agreement COM0041-08, dated as of June 26th, 2013 (“Amendment No. 21”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 21 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 21 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 21 and the Purchase Agreement, this Amendment No. 21 shall control.

WHEREAS, The Parties have entered into a [*****] with respect to the Aircraft #45.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT

1.1 Article 2.1 of the Purchase Agreement is hereby modified to read as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] E195 Aircraft and [*****] E190 Aircraft.”

2.	DELIVERY

2.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Aircraft Terminated
11 (E195)	May 2010	43 (E195)	May 2013

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 21 to Purchase Agreement COM0041-08 COM0353-13	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0041-08

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
12 (E195)	Jun 2010	44 (E195)	Jun 2013
13 (E195)	Aircraft Terminated	45 (E195)	Aircraft Terminated
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013
17 (E195)	Sep 2010 (*)	49 (E195)	Dec 2013
18 (E195)	Aircraft Terminated(*)	50 (E195)	Dec 2013
19 (E195)	Aircraft Terminated(*)	51 (E195)	Mar 2014
20 (E195)	Aircraft Terminated(*)	52 (E195)	Apr 2014
21 (E195)	Aircraft Terminated(*)	53 (E195)	Jun 2014
22 (E195)	Jan 2011	54 (E195)	Sep 2014
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

3. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 21, shall remain in full force and effect without any change.

4. COUNTERPARTS

This Amendment No. 21 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 21 to Purchase Agreement COM0041-08 COM0353-13	Page 2 of 3

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 21 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ John Peter Rodgerson

Name:	Artur Coutinho	Name:	John Peter Rodgerson

Title:	COO – Chief Operating Office	Title:	Managing Director

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice President, Contracts
Commercial Aviation

Date:	26/June/2013	Date:	June 26, 2013

Place:	Sáo José dos Campos, SP	Place:	Barueri, SP

Witness:	/s/ Fabiola Neri Tocci Moreira	Witness:	/s/ Aline Munhoz Zamora

Name:	Fabiola Neri Tocci Moreira	Name:	Aline Munhoz Zamora
RG: 32.485.341-5
CPF 216.841.928-03

Amendment No. 21 to Purchase Agreement COM0041-08 COM0353-13	Page 3 of 3

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 22 to Purchase Agreement COM0041-08, dated as of March 13, 2014 (“Amendment No. 22”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 22 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 22 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 22 and the Purchase Agreement, this Amendment No. 22 shall control.

WHEREAS, Buyer and Embraer have agreed to accelerate the Contractual Delivery Month of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

1.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Aircraft Terminated
11 (E195)	May 2010	43 (E195)	May 2013
12 (E195)	Jun 2010	44 (E195)	Jun 2013
13 (E195)	Aircraft Terminated	45 (E195)	Aircraft Terminated
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013

COM0107-14 Amendment No. 22 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0041-08

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
17 (E195)	Sep 2010 (*)	49 (E195)	Dec 2013
18 (E195)	Aircraft Terminated(*)	50 (E195)	Dec 2013
19 (E195)	Aircraft Terminated(*)	51 (E195)	Mar 2014
20 (E195)	Aircraft Terminated(*)	52 (E195)	Apr 2014
21 (E195)	Aircraft Terminated(*)	53 (E195)	Jun 2014
22 (E195)	Jan 2011	54 (E195)	Sep 2014
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 22, shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No. 22 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0107-14 Amendment No. 22 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 22 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Arthur Coutinho	By:	/s/ Alexandre Wagner Malfitani

Name:	Arthur Coutinho	Name:	Alexandre Wagner Malfitani

Title:	COO - Chief Operating Officer	Title:	Attorney In Fact

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice-President, Contracts, Commercial Aviation

Date:	March 14, 2014	Date:	March 13, 2014

Place:	São José dos Campos, SP, BR	Place:	Barueri, SP.

Witness:	/s/ Isabella Brasil Strottmann	Witness:	/s/ Aline Munhoz Zamora

Name:	Isabella Brasil Strottmann	Name:	Aline Munhoz Zamora

COM0107-14 Amendment No. 22 to Purchase Agreement COM0041-08	Page 3 of 3

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 23 to Purchase Agreement COM0041-08, dated as of April 1, 2014 (“Amendment No. 23”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 23 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 23 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 23 and the Purchase Agreement, this Amendment No. 23 shall control.

WHEREAS, Buyer and Embraer have agreed to accelerate the Contractual Delivery Month of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

1.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Aircraft Terminated
11 (E195)	May 2010	43 (E195)	May 2013
12 (E195)	Jun 2010	44 (E195)	Jun 2013
13 (E195)	Aircraft Terminated	45 (E195)	Aircraft Terminated
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013

COM0150-14 Amendment No. 23 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0041-08

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
17 (E195)	Sep 2010 (*)	49 (E195)	Dec 2013
18 (E195)	Aircraft Terminated(*)	50 (E195)	Dec 2013
19 (E195)	Aircraft Terminated(*)	51 (E195)	Mar 2014
20 (E195)	Aircraft Terminated(*)	52 (E195)	Apr 2014
21 (E195)	Aircraft Terminated(*)	53 (E195)	Jun 2014
22 (E195)	Jan 2011	54 (E195)	Sep 2014
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 23, shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No. 23 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0150-14 Amendment No. 23 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 23 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ Alexandre Wagner Malfitani

Name:	Mauro Kern Junior	Name:	Alexandre Wagner Malfitani

Title:	Executive Vice-President, Engineering and Technology	Title:	Attorney In Fact

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice-President, Contracts Commercial Aviation

Date:	April 2, 2014	Date:	April 1, 2014

Place:	São José dos Campos, SP, BR	Place:	Barueri, SP

Witness:	/s/ Isabella Brasil Strottmann	Witness:	/s/ Aline Munhoz Zamora

Name:	Isabella Brasil Strottmann	Name:	Aline Munhoz Zamora

COM0150-14 Amendment No. 23 to Purchase Agreement COM0041-08	Page 3 of 3

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 24 to Purchase Agreement COM0041-08, dated as of April 29, 2014 (“Amendment No. 24”) relates to the Purchase Agreement COM0041-08 between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”) dated March 11, 2008 as amended from time to time (the “Purchase Agreement”). This Amendment No. 24 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 24 constitutes an amendment and modification to the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 24 and the Purchase Agreement, this Amendment No. 24 shall control.

WHEREAS, Buyer and Embraer have agreed to accelerate the Contractual Delivery Month of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

1.1 Article 5.1 of the Purchase Agreement is hereby modified to read as follows:

“5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
01 (E195)	Nov 2008	33 (E195)	Dec 2011
02 (E195)	Dec 2008	34 (E195)	Jan 2012
03 (E195)	Dec 2008	35 (E195)	Feb 2012
04 (E195)	Jan 2009	36 (E195)	Mar 2012
05 (E195)	Aircraft Terminated	37 (E195)	Apr 2012
06 (E190)	Aircraft Terminated	38 (E195)	May 2012
07 (E190)	May 2009	39 (E195)	Sep 2012
08 (E190)	Aircraft Terminated	40 (E195)	Oct 2012
09 (E190)	Aircraft Terminated	41 (E195)	Nov 2012
10 (E190)	Jan 2010	42 (E195)	Aircraft Terminated
11 (E195)	May 2010	43 (E195)	May 2013
12 (E195)	Jun 2010	44 (E195)	Jun 2013
13 (E195)	Aircraft Terminated	45 (E195)	Aircraft Terminated
14 (E195)	Jul 2010	46 (E195)	Oct 2013
15 (E195)	Aug 2010	47 (E195)	Nov 2013
16 (E195)	Aug 2010	48 (E195)	Nov 2013

COM0189-14 Amendment No. 24 to Purchase Agreement COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0041-08

Aircraft #	Contractual Delivery Date	Aircraft #	Contractual Delivery Date
17 (E195)	Sep 2010 (*)	49 (E195)	Dec 2013
18 (E195)	Aircraft Terminated(*)	50 (E195)	Dec 2013
19 (E195)	Aircraft Terminated(*)	51 (E195)	Mar 2014
20 (E195)	Aircraft Terminated(*)	52 (E195)	Apr 2014
21 (E195)	Aircraft Terminated(*)	53 (E195)	Jun 2014
22 (E195)	Jan 2011	54 (E195)	Sep 2014
23 (E195)	Aircraft Terminated	[*****]	[*****]
24 (E195)	Aircraft Terminated	[*****]	[*****]
25 (E195)	Apr 2011	[*****]	[*****]
26 (E195)	Aircraft Terminated	[*****]	[*****]
27 (E195)	Aircraft Terminated	[*****]	[*****]
28 (E195)	Aircraft Terminated	[*****]	[*****]
29 (E195)	Oct 2011	[*****]	[*****]
30 (E195)	Nov 2011	[*****]	[*****]
31 (E195)	Nov 2011	[*****]	[*****]
32 (E195)	Dec 2011	[*****]	[*****]

(*)	Five New E195

[*****]

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referred Purchase Agreement, as well as its related Attachments, which are not specifically amended by this Amendment No. 24, shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No. 24 may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0189-14 Amendment No. 24 to Purchase Agreement COM0041-08	Page 2 of 3

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 24 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ John Peter Rodgerson

Name:	Mauro Kern Junior	Name:	John Peter Rodgerson

Title:	Executive Vice-President, Engineering and Technology	Title:	Attorney In Fact

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice-President, Contracts Commercial Aviation

Witness:	/s/ Isabella Brasil Strottmann	Witness:	/s/ Aline Munhoz Zamora

Name:	Isabella Brasil Strottmann	Name:	Aline Munhoz Zamora

COM0189-14 Amendment No. 24 to Purchase Agreement COM0041-08	Page 3 of 3

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 25 (the “Amendment No. 25”) dated as of May 23, 2014 is between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-08 dated March 11, 2008 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 25 and the Purchase Agreement, this Amendment No. 25 shall control.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft specific configuration;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. CONFIGURATION CHANGES TO THE AIRCRAFT

[*****]

Azul has requested Embraer to install from factory the option equipment [*****] in the [*****]. In addition, the current [*****] will be removed from the configuration since it’s functionalities is already included on the [*****].

As a consequence of the changes described above, the weight of the [*****] will be increased by [*****].

As a result of the changes described in this Article 1, the Aircraft Basic Price of the [*****] shall be [*****].

2. PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0246-14 Amendment No. 25 to PA COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0041-08

3. ATTACHMENT CHANGE

As a result of the changes referred to in Article 1 above, the Attachment A1 to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment A1 to this Amendment No. 25, which shall be deemed to be Attachment A1 for all purposes under the Purchase Agreement.

4. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 25 shall remain in full force and effect without any change.

5. COUNTERPARTS

This Amendment No. 25 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 25 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

COM0246-14 Amendment No. 25 to PA COM0041-08	Page 2 of 3

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 25 to be effective as of the date first written above.

EMBRAER S.A.		Canela Investments LLC

By:	/s/ Mauro Kern Junior	By:	/s/ John Peter Rodgerson

Name:	Mauro Kern Junior	Name:	John Peter Rodgerson

Title:	Executive Vice-President, Engineering and Technology	Title:	Attorney in Fact

By:	/s/ José Luis D’Avila Molina

Name:	José Luis D’Avila Molina

Title:	Vice-President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brasil	Place:	Barueri, SP

COM0246-14 Amendment No. 25 to PA COM0041-08	Page 3 of 3

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0041-08

This Amendment No. 26 (the “Amendment No. 26”) dated as of July 30, 2014 is between Embraer S.A. (“Embraer”) and Canela Investments LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-08 dated March 11, 2008 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 26 and the Purchase Agreement, this Amendment No. 26 shall control.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft specific configuration;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. CONFIGURATION CHANGES TO THE AIRCRAFT

[*****]

Azul has requested Embraer to install from factory a modified [*****], replacing the [*****] by a [*****] with effectivity as of the [*****]

As a consequence of the changes described above, the weight of the [*****] will be increased by [*****].

As a result of the changes described in this Article 1, the Aircraft Basic Price of the [*****] shall be [*****]

2. PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 Buyer agrees to pay Embraer in United States dollars, per unit, the Aircraft Basic Price as indicated in the table below:

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0348-14 Amendment No. 26 to PA COM0041-08	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0041-08

3. ATTACHMENT CHANGE

As a result of the changes referred to in Article 1 above, the Attachment A1 to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment A1 to this Amendment No. 26, which shall be deemed to be Attachment A1 for all purposes under the Purchase Agreement.

4. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 26 shall remain in full force and effect without any change.

5. COUNTERPARTS

This Amendment No. 26 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 26 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

COM0348-14 Amendment No. 26 to PA COM0041-08	Page 2 of 3

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0041-08

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 26 to be effective as of the date first written above.

EMBRAER S.A.		Canela Investments LLC

By:	/s/ Artur Coutinho	By:	/s/ John Peter Rodgerson

Name:	Artur Coutinho	Name:	John Peter Rodgerson

Title:	COO–Chief Operating Officer	Title:	Managing Director

By:	/s/ Adriana Sarlo

Name:	Adriana Sarlo
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP	Place:	Barueri, SP

COM0348-14 Amendment No. 26 to PA COM0041-08	Page 3 of 3